UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21309

Advent Claymore Convertible Securities and Income Fund
(Exact name of registrant as specified in charter)

1271 Avenue of the Americas, 45th Floor New York, NY 10020
(Address of principal executive offices) (Zip code)

Robert White, Treasurer

1271 Avenue of the Americas, 45th Floor New York, NY 10020
(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 482-1600

Date of fiscal year end: October 31

Date of reporting period: November 1, 2016 - April 30, 2017

Item 1. Reports to Stockholders.

The registrant's semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

GUGGENHEIMINVESTMENTS.COM/AVK

...YOUR BRIDGE TO THE LATEST, MOST UP-TO-DATE

INFORMATION ABOUT THE ADVENT

CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND

The shareholder report you are reading right now is just the beginning of the story.

Online at guggenheiminvestments.com/avk, you will find:

  Daily, weekly and monthly data on share prices, net asset values, dividends and more
  Portfolio overviews and performance analyses
  Announcements, press releases and special notices
  Fund and adviser contact information

Advent Capital Management and Guggenheim Investments are continually updating and expanding shareholder information services on the Fund’s website in an ongoing effort to provide you with the most current information about how your Fund’s assets are managed and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment in the Fund.

(Unaudited)	April 30, 2017

DEAR SHAREHOLDER

We thank you for your investment in the Advent Claymore Convertible Securities and Income Fund (the “Fund” or “AVK”). This report covers the Fund’s performance for the six months ended April 30, 2017.

Advent Capital Management, LLC (“Advent” or the “Investment Adviser”) serves as the Fund’s Investment Adviser. Based in New York, New York, with additional investment personnel in London, England, Advent is a credit-oriented firm specializing in the management of global convertible, high-yield and equity securities across three lines of business—long-only strategies, hedge funds, and closed-end funds. As of April 30, 2017, Advent managed approximately $9.0 billion in assets.

Guggenheim Funds Distributors, LLC (the “Servicing Agent”) serves as the servicing agent to the Fund. The Servicing Agent is an affiliate of Guggenheim Partners, LLC, a global diversified financial services firm.

For the period, the Fund paid a monthly distribution of $0.0939 per share. The most recent monthly distribution represents an annualized distribution 7.1% based upon the last closing market price of $15.89 as of April 30, 2017. After the period ended, the Fund’s distribution was increased 18.8% to $0.1116 per month. As of April 30, 2017, the increased AVK distribution reflects an annualized distribution rate of approximately 8.4% of market price and 7.7% of NAV. The Board of Trustees of AVK believes that this increase in AVK’s distribution will benefit shareholders of AVK. Please see the Q&A for more information on the distribution increase and expected distribution rate for the next 24 months.

The Fund’s investment objective is to provide total return through a combination of capital appreciation and current income. Under normal market conditions, the Fund invests at least 80% of its managed assets in a diversified portfolio of convertible securities and non-convertible income securities. Under normal market conditions, the Fund will invest at least 30% of its managed assets in convertible securities and may invest up to 70% of its managed assets in non-convertible income securities. The Fund may invest without limitation in foreign securities. The Fund also uses a strategy of writing (selling) covered call options on up to 25% of the securities held in the portfolio, thus generating option writing premiums.

All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the six-month period ended April 30, 2017, the Fund generated a total return based on market price of 17.66% and a total return of 10.15% based on NAV. As of April 30, 2017, the Fund’s market price of $15.89 represented a discount of 8.31% to NAV of $17.33.

AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND SEMIANNUAL REPORT l 3

DEAR SHAREHOLDER (Unaudited) continued	April 30, 2017

Past performance is not a guarantee of future results. The NAV return includes the deduction of management fees, operating expenses, and all other Fund expenses. The market price of the Fund’s shares fluctuate from time to time, and the Fund’s market value may be higher or lower than its NAV.

The Fund’s distribution rate is not constant and the amount of distributions, when declared by the Fund’s Board of Trustees, is subject to change based on the performance of the Fund. Please see Note 2(n) on page 46 for more information on distributions for the period.

We encourage shareholders to consider the opportunity to reinvest their distributions from the Fund through the Dividend Reinvestment Plan (“DRIP”), which is described in detail on page 65 of this report. When shares trade at a discount to NAV, the DRIP takes advantage of the discount by reinvesting the monthly dividend distribution in common shares of the Fund purchased in the market at a price less than NAV. Conversely, when the market price of the Fund’s common shares is at a premium above NAV, the DRIP reinvests participants’ dividends in newly issued common shares at the greater of NAV per share or 95% of the market price per share. The DRIP provides a cost-effective means to accumulate additional shares and enjoy the benefits of compounding returns over time.

The Fund is managed by a team of experienced and seasoned professionals led by myself in my capacity as Chief Investment Officer (as well as President and Founder) of Advent Capital Management, LLC. We encourage you to read the following Questions & Answers section, which provides additional information regarding the factors that influenced the Fund’s performance.

We thank you for your investment in the Fund and we are honored that you have chosen the Advent Claymore Convertible Securities and Income Fund as part of your investment portfolio. For the most up-to-date information regarding your investment, including related investment risks, please visit the Fund’s website at guggenheiminvestments.com/avk.

Sincerely,

Tracy V. Maitland

President and Chief Executive Officer of the Advent Claymore Convertible Securities and Income Fund

May 31, 2017

4 l AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND SEMIANNUAL REPORT

QUESTIONS & ANSWERS (Unaudited)	April 30, 2017

The portfolio managers of Advent Claymore Convertible Securities and Income Fund (the “Fund”) are Tracy Maitland, Chief Investment Officer of Advent Capital Management, LLC (“Advent” or the “Investment Manager”) and Paul Latronica, Managing Director of Advent. They are primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Maitland and Mr. Latronica are supported by teams of investment professionals who make investment decisions for the Fund’s core portfolio of convertible bonds, the Fund’s high yield securities investments and the Fund’s leverage allocation, respectively. In the following interview, the management team discusses the convertible securities and high-yield markets and Fund performance for the six-month period ended April 30, 2017.

Please describe the Fund’s objective and management strategies.

The Fund’s investment objective is to provide total return through a combination of capital appreciation and current income. Under normal market conditions, the Fund invests at least 80% of its managed assets in a diversified portfolio of convertible securities and non-convertible income-producing securities. Under normal market conditions, the Fund must invest at least 30% of its managed assets in convertible securities and may invest up to 70% of its managed assets in non-convertible income securities. The Fund may invest without limitation in foreign securities.

The Fund also uses a strategy of writing (selling) covered call options on up to 25% of the securities held in the portfolio. The objective of this strategy is to generate current gains from option premiums to enhance distributions payable to the holders of common shares. In addition, the Fund may invest in other derivatives, such as put options, forward exchange currency contracts, futures contracts, and swaps.

The Fund uses financial leverage to finance the purchase of additional securities. Although financial leverage may create an opportunity for increased return for shareholders, it also results in additional risks and can magnify the effect of any losses. There is no assurance that the strategy will be successful. If income and gains earned on securities purchased with the financial leverage proceeds are greater than the cost of the financial leverage, shareholders’ return will be greater than if financial leverage had not been used. Conversely, if the income or gains from the securities purchased with the proceeds of financial leverage are less than the cost of the financial leverage, shareholders’ return will be less than if financial leverage had not been used.

Discuss Advent’s investment approach.

Advent’s approach involves a core portfolio of convertible bonds that is managed, subject to the Fund’s investment policies and restrictions, in a manner similar to that of Advent’s Balanced Convertible Strategy, which seeks a high total return by investing in a portfolio of U.S. dollar convertible securities that provide equity-like returns while seeking to limit downside risk.

This core portfolio is supplemented by investments in high yield securities selected in a manner similar to that of Advent’s High Yield Strategy, which seeks income and total return by investing

AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND SEMIANNUAL REPORT l 5

QUESTIONS & ANSWERS (Unaudited) continued	April 30, 2017

primarily in high yielding corporate credit using fundamental and relative value analysis to identify undervalued securities.

Advent uses a separate portion of the Fund’s portfolio to increase or decrease relative overall exposure to convertible securities, high yield securities, and equities. This portion of the Fund’s portfolio incorporates leverage and operate as an asset allocation tool reflecting Advent’s conservative management philosophy and its views on the relative value of these three asset classes under changing market conditions.

Please describe the potential tender offer announced on May 1, 2017, after the period ended.

On April 26, 2017, the Board of Trustees of the Fund approved a cash tender offer (the “Tender Offer”) for up to 15% of the Fund’s respective outstanding common shares of beneficial interest (the “Shares”) at a price per Share equal to 98% of the Fund’s respective NAV per Share as of the business day immediately following the expiration date of the Tender Offer. The Fund will repurchase Shares tendered and accepted in the Tender Offers in exchange for cash.

The Fund has entered into an agreement (the “Agreement”) with Saba Capital Management, LP (“Saba”) pursuant to which Saba has agreed to (1) tender all Shares of the Fund owned by it in the Tender Offer, (2) be bound by certain “standstill” covenants through the Fund’s 2019 annual meeting of shareholders, and (3) vote its Shares on all proposals submitted to shareholders in accordance with the recommendation of management through April 25, 2019. Pursuant to the Agreement, the Fund has agreed not to complete the Tender Offer prior to August 1, 2017.

The Tender Offer has not yet commenced. The above statements are not intended to constitute an offer to participate in the Tender Offer. Information about the Tender Offer, including its commencement, will be announced via future press releases. Shareholders will be notified in accordance with the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, either by publication or mailing or both. The Tender Offer will be made only by an Offer to Purchase, a related Letter of Transmittal and other documents, to be filed with the Securities and Exchange Commission (“SEC”). Shareholders of the Fund should read the Offer to Purchase and tender offer statement and related exhibits when those documents are filed and become available, as they will contain important information about the Tender Offer. These and other filed documents will be available to investors for free both at the website of the SEC and from the Funds.

Please describe the economic and market environment over the last six months.

Although the U.S. economy appears buoyant overall, later in the reporting period there were some signs of weakening, after mostly strengthening signs in the fall and winter of 2016-2017. Retail sales showed overall weakness, shifts to online buying notwithstanding; automotive sales also came off recent highs, as did purchasing manager indices (PMI) and durable goods orders. There are also questions about how quickly the Trump administration can implement pro-growth policies promised during his campaign. However, unemployment figures continued falling and consumer sentiment

6 l AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND SEMIANNUAL REPORT

QUESTIONS & ANSWERS (Unaudited) continued	April 30, 2017

indicators remained near recent peaks, which has led the U.S. Federal Reserve (the “Fed”) to maintain its base case of three potential increases in the Federal Funds rate during 2017. The Fund took note of this mixed outlook, especially in the latter part of the semiannual period ended April 30, 2017, and continued to pare its equity delta exposure by moving allocations slightly toward high-yield corporate bonds and away from convertible securities.

As of the end of April, equity and bond markets were off to a strong start to calendar 2017. Valuations for both U.S. equities (as expressed by price/earnings ratios) and corporate bonds (as expressed by historical spreads to risk-free Treasuries) are above historical averages. However, corporate America continues to take advantage of steady global growth, operating leverage, low borrowing costs, and high borrowing availability to drive profit gains. Whether the corporate sector can be led even higher by fiscal and/or infrastructure stimulus from government entities, or other easing of regulation or tax burdens, remains to be seen, but the potential represents possible upside. Angst in the markets had declined to cycle lows with the CBOE SPX Volatility Index (VIX) below 10 in early May—this bears monitoring, as a correction is possible, but we note that periods with the VIX below 10 in the last decade still led to modest equity market gains in following quarters.

U.S. convertible bonds, as portrayed by the Bank of America Merrill Lynch All Convertibles Index, returned 10.52%, while U.S. high-yield corporate bonds, as indicated by the Bank of America Merrill Lynch High-Yield Master II Index, appreciated 5.50%. The convertible index returned 79% of the S&P 500’s return of 13.30%, a ratio greater than is typical, due to its exposure to the outperforming technology and health care industries and mid-cap and smaller-cap companies compared with the S&P 500. While risk-free bond yields rose (the 10-year U.S. Treasury bond yield rose from 1.83% to 2.28% over the period), corporate bond holders realized positive returns, as the High-Yield Master II’s index spread, a measure of perceived riskiness of corporate issuers compared to Treasuries, fell over 110 basis points from 4.91% to 3.82%.

How did the Fund perform in this environment?

All Fund returns cited—whether based on NAV or market price—assume the reinvestment of all distributions. For the six-month period ended April 30, 2017, the Fund generated a total return based on market price of 17.66% and a total return of 10.15% based on NAV. As of April 30, 2017, the Fund’s market price of $15.89 represented a discount of 8.31% to NAV of $17.33. As of October 31, 2016, the Fund’s market price of $14.01 represented a discount of 13.84% to NAV of $16.26.

Past performance is not a guarantee of future results. The market value and NAV of the Fund’s shares fluctuate from time to time, and the Fund’s market value may be higher or lower than its NAV. The NAV return includes the deduction of management fees, operating expenses, and all other Fund expenses.

What contributed to performance?

The Fund registered gains in the six months ended April 30, 2017, as its primary asset classes, U.S. equity and corporate bonds, broadly appreciated during the period. The main drivers were a healthy

AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND SEMIANNUAL REPORT l 7

QUESTIONS & ANSWERS (Unaudited) continued	April 30, 2017

U.S. economic performance and outlook and the unexpected election of a new executive administration in Washington. U.S. Gross Domestic Product (“GDP”) registered gains of 3.5% in the third quarter of 2016 and 2.1% in the fourth quarter of 2016, before slowing to a preliminary 0.7% in the first quarter of 2017, affected by inventory reductions. Corporate profits accelerated after a period of stagnation, explained primarily by rebounding income from the energy and natural resources sector, and helped by better profits in the financial sector, as the yield curve steepened. Corporate bond spreads compressed with the better profit outlook and a healthy situation for liquidity in the marketplace.

How has the Fund’s leverage strategy affected performance?

As part of its investment strategy, the Fund utilizes leverage to finance the purchase of additional securities that provide increased income and potentially greater appreciation potential to common shareholders than could be achieved from a portfolio that is not leveraged.

The Fund had $262 million in leverage outstanding as of April 30, 2017, approximately 39% of the Fund’s total managed assets; $92 million was in a fixed-rate reverse repurchase agreement with Société Générale, with an initial scheduled expiration date of December 9, 2017. In addition, $170 million was in a margin loan with an approved counterparty that expires in November 2017. The average interest rate of the borrowings was 1.951%.

There is no guarantee that the Fund’s leverage strategy will be successful, and the Fund’s use of leverage may cause the Fund’s NAV and market price of common shares to be more volatile.

The NAV return for the Fund was above the cost of leverage for the six months. Although Advent looks at funds deployed from borrowings differently than funds which use the shareholder equity base, on this simple metric, the Fund’s leverage was beneficial to shareholders for the fiscal period. Advent continues to seek attractive and relatively lower-risk opportunities to invest borrowings that have very low cost compared to history and plans to continue taking advantage of the yield curve and interest rate environment for the benefit of shareholders.

What was the impact of the Fund’s covered call strategy?

Strong equity markets tend to be correlated with lower volatility, and this theme was front and center in the first half of the fiscal year. The Chicago Board Options Exchange Volatility Index (“VIX”), which averaged 16.4 during the 2016 fiscal year, was elevated only in the short period before the U.S. election in November and tabulated only an average of 12.7 from October 2016 to April 2017, even falling below 10 in May.

While the Fund slightly raised its exposure to equities during the period, most of the increase occurred in the U.S. market, where anticipated strength due to positive effects of the Washington administration changeover led the Fund to restrain itself from writing equity call options that would limit upside. Later in the period, as equity markets rallied sharply and appeared to have less upside, the Fund began to write more call options on select equities. Overall, the Fund’s policy of generating income from writing options against equity holdings will continue to have a modest effect on

8 l AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND SEMIANNUAL REPORT

QUESTIONS & ANSWERS (Unaudited) continued	April 30, 2017

assisting the Fund to meet its distribution goals, the exact level of which depends on the level of the volatility in options markets and the upside outlook on individual equity holdings.

Please discuss the Fund’s distributions.

For the period, the Fund paid a monthly distribution of $0.0939 per share. The most recent monthly distribution represents an annualized distribution 7.1% based upon the last closing market price of $15.89 as of April 30, 2017. The Fund’s distribution rate is not constant and the amount of distributions, when declared by the Fund’s Board of Trustees, is subject to change based on the performance of the Fund. Please see Note 2(n) on page 46 for more information on distributions for the period.

After the period ended, the Fund’s distribution was increased 18.8% to $0.1116. As of April 30, 2017, the increased AVK distribution reflects an annualized distribution rate of approximately 8.4% of market price and 7.7% of NAV.

Pursuant to the Agreement between the Fund and Saba, the Fund has agreed to declare and pay monthly distributions for 24 months following the date of the Agreement, representing an annualized distribution rate of not less than 8% of the Fund’s net asset value per Share, based on average month-end net asset value per Share over the prior 12 months, effective beginning with the May distribution as described above.

While the Fund generally seeks to pay distributions that will consist primarily of investment company taxable income and net capital gain, because of the nature of the Fund’s investments and changes in market conditions from time to time, or in order to maintain a more stable distribution level over time, the distributions paid by the Fund for any particular period may be more or less than the amount of net investment income from that period. If the Fund’s total distributions in any year exceed the amount of its investment company taxable income and net capital gain for the year, any such excess would generally be characterized as a return of capital for U.S. federal income tax purposes.

A return of capital distribution is in effect a partial return of the amount a shareholder invested in the Fund. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” A return of capital distribution decreases the Fund’s total assets and, therefore, could have the effect of increasing the Fund’s expense ratio.

How were the Fund’s total investments allocated among asset classes during the six months ended April 30, 2017, and what did this mean for performance?

On April 30, 2017, the Fund’s total investments were invested approximately 50.0% in convertible bonds, convertible preferred securities, and mandatory convertibles; 35.9% in corporate bonds; 6.9% in cash and cash equivalents; 6.6% equities; and 0.6% in senior floating rate interests.

AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND SEMIANNUAL REPORT l 9

QUESTIONS & ANSWERS (Unaudited) continued	April 30, 2017

On October 31, 2016, the Fund’s total investments were invested approximately 52.0% in convertible bonds, convertible preferred securities, and mandatory convertibles; 37.5% in corporate bonds; 5.5% in cash and cash equivalents; 4.5% in equities; and 0.5% in senior floating rate interests.

The change in asset allocation for the six months ended April 30, 2017, reflects the higher risks inherent in equity and corporate bond valuations following an impressive period of appreciation after the U.S. election. Acceleration of corporate profits combined with anticipation of greater fiscal spend and regulatory easing served to raise multiples of earnings on equity valuations and compressed spreads to risk-free rates in corporate bonds. As markets moved further into the upper half of historical valuations and volatility fell to cycle lows, the Fund took a more conservative view and lowered its allocation to its core of convertible securities and equities slightly, raising cash and senior floating rate interests, which are beginning to have coupons repriced higher as LIBOR rates pass the floors inherent in many loans.

International investments fell slightly from 13.7% at October 2016 to 12.6% ending April 2017. With economic growth healthier in the U.S. than other developed markets where convertible bond issuance is common, notably Europe and Japan, the Fund found more opportunities worthy of investment in the U.S., and incrementally moved capital onshore in the period. The income advantage of U.S. corporate issuers over that of European and Japanese issuers, where baseline government bonds provide lower yield, continued to make the Fund biased toward income investments in the U.S.

Which investment decisions had the greatest effect on the Fund’s performance?

Holdings which performed notably well included many in the semiconductor sector, as this industry enjoyed a positive cyclical upturn on steady demand from several emergent end-markets and reduced capital spending in the previous year. Convertibles in equipment supplier Lam Research Corp. (0.6% of long-term investments at period end) steadily gained as the company’s products in deposition and etch accounted for more steps in the manufacture of next-generation chips, raising Lam’s share of the equipment market. Convertibles in a key customer of Lam Research, Micron Technology, Inc., (1.2% of long-term investments at period end) also rose sharply, as Micron’s chief product in DRAM operating memory and secondary product in FLASH storage memory experienced rising prices on greater data center and smartphone demand, and a supply restriction from 2015’s lower industry capital expenditures. A European-based semiconductor holding, STMicroelectronics NV, (0.7% of long-term investments at period end) also had convertibles held by the Fund that accrued strong returns, as the company benefitted from rising automotive demand, succeeded in raising its profile in future major smartphone models, and executed on prior restructuring plans, driving margins past stretch goals.

Health care issuers remained a large contributor to the convertibles markets and to the Fund. Mandatory convertibles in major health insurer Anthem, Inc., (0.7% of long-term investments at period end) rebounded after the company had positive earnings results and received more clarity on its proposed merger with Cigna, with the government’s objections allowing the companies to move on and focus on their own positive fundamentals. Anthem reported strong upside to earnings in

10 l AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND SEMIANNUAL REPORT

QUESTIONS & ANSWERS (Unaudited) continued	April 30, 2017

April with positive growth in both enrollment and pricing. Biopharmaceutical company Ionis Pharmaceuticals, Inc., (1.0% of long-term investments at period end) bounced back from a difficult period last year with multiple points of positive news—successful Phase 3 data of the triglycerides drug volanesorsen, positive initial sales of the spinal muscular atrophy drug nusinersen (brand name SPINRAZA), and positive developmental tests of the early stage heart muscle drug TTR-Rx all led to strong moves in the equity, which helped the convertibles rebound.

Mandatory convertibles in major wireless carrier T-Mobile U.S., Inc., (0.4% of long-term investments at period end) appreciated all period as the business continued to take market share away from larger competitors and improve its brand and reputation for reliable service during the 4G chapter of telecommunications services. T-Mobile also continued to benefit from occasional speculation about further industry consolidation.

Among detractors, mandatory convertibles in rural wireline telecommunications company Frontier Communications Corp. (0.2% of long-term investments at period end) declined as the company suffered greater line losses than anticipated from properties acquired last year from Verizon Communications, with the lower cash flow raising leverage and speculation about a dividend decline, which occurred after period end. The Fund reduced its position in the mandatory but raised its holdings of a corporate bond higher in the capital structure after finding its price declines left the valuation attractive. Stock of fashion retailer L Brands, Inc., (0.4% of long-term investments at period end) suffered as the company’s earnings fell on the difficult traffic environment in American malls, resulting in abruptly negative same-store-sales comparisons and lower margins. Corporate bonds of Canadian specialty drug maker Concordia International Corp. (not held at period end) declined after the company reported financial shortfalls related to greater generic competition and the sector suffered from fears of greater American government regulation into drug pricing. Finally, newly-issued convertibles of oil and gas driller Nabors Industries Ltd. (0.3% of long-term investments at period end) declined, as they were issued near a peak in the equity, with subsequent earnings result negative as near-term operational results showed little improvement from the industry’s malaise of the last two years.

Index Definitions

Indices are unmanaged, do not use leverage, and do not experience fees, expenses or transaction costs, and it is not possible to invest directly in an index. These indices are intended as measures of broad market returns. The Fund’s mandate differs materially from each of the individual indices.

Bank of America Merrill Lynch All Convertibles Index is comprised of approximately 500 issues of convertible bonds and preferred stock of all qualities.

Bank of America Merrill Lynch High Yield Master II Index is a commonly used benchmark index for high yield corporate bonds. It is a measure of the broad high yield market.

S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

 AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND SEMIANNUAL REPORT l 11

QUESTIONS & ANSWERS (Unaudited) continued	April 30, 2017

U.S. Dollar Index (DXY) is an index that determines the relative value of the United States dollar to a basket of foreign currencies. This formulated “basket” of currencies comprises the weighting of six other currencies as follows: euro (EUR), 57.6% + Japanese yen (JPY), 13.6% + pound sterling (GBP), 11.9% + Canadian dollar (CAD), 9.1% + Swedish krona (SEK), 4.2% + Swiss franc (CHF) 3.6%.

VIX is the ticker symbol for the Chicago Board Options Exchange Market Volatility Index, a popular measure of the implied volatility of S&P 500 index options. It is a weighted blend of prices for a range of options on the S&P 500 index.

AVK Risks and Other Considerations

The views expressed in this report reflect those of the Investment Adviser only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also contain forward-looking statements that involve risk and uncertainty, and there is no guarantee they will come to pass. There can be no assurance that the Fund will achieve its investment objectives. The value of the Fund will fluctuate with the value of the underlying securities.

Historically, closed-end funds often trade at a discount to their net asset value. The Fund is subject to investment risk, including the possible loss of the entire amount that you invest. Past performance does not guarantee future results.

Please see guggenheiminvestments.com/avk for a detailed discussion of the Fund’s risks and considerations.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/or legal professional regarding your specific situation.

12 l AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND SEMIANNUAL REPORT

FUND SUMMARY (Unaudited)	April 30, 2017

Fund Statistics
Share Price	$15.89
Net Asset Value	$17.33
Discount to NAV	-8.31%
Net Assets ($000)	$408,578

AVERAGE ANNUAL TOTAL RETURNS
FOR THE PERIOD ENDED APRIL 30, 2017
	Six Month
	(non-	One	Three	Five	Ten
	annualized)	Year	Year	Year	Year
Advent Claymore
Convertible Securities &
Income Fund
NAV	10.15%	16.21%	1.79%	6.46%	2.59%
Market	17.66%	22.70%	2.75%	7.30%	2.46%

Portfolio Breakdown	% of Net Assets
Investments:
Convertible Bonds	69.3%
Corporate Bonds	58.8%
Convertible Preferred Stocks	12.4%
Short Term Investments	11.2%
Common Stocks	10.8%
Senior Floating Rate Interests	1.0%
Total Investments	163.5%
Call Options Written	-0.1%
Other Assets & Liabilities, net	-63.4%
Net Assets	100.0%

Past performance does not guarantee future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions. All NAV returns include the deduction of management fees, operating expenses, and all other Fund expenses. All portfolio data is subject to change daily. For more current information, please visit guggenheiminvestments.com/avk.

The above summaries are provided for informational purposes only and should not be viewed as recommendations.

AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND SEMIANNUAL REPORT l 13

FUND SUMMARY (Unaudited) continued	April 30, 2017

All or a portion of the above distributions may be characterized as a return of capital. For the year ended October 31, 2016, 33% of the distributions were characterized as Return of Capital. As of April 30, 2017, 15% of the distributions were estimated to be characterized as return of capital. The final determination of the tax character of the distributions paid by the Fund in 2017 will be reported to shareholders in January 2018.

Country Breakdown	(% of Total Investments)
United States	87.9%
Canada	2.3%
Bermuda	1.9%
Ireland	1.6%
Netherlands	1.6%
Cayman Islands	1.2%
Marshall Island	0.5%
Israel	0.5%
Mexico	0.5%
Luxembourg	0.4%
France	0.4%
United Kingdom	0.4%
Australia	0.3%
Jersey	0.3%
Liberia	0.2%
Subject to change daily.

14 l AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited)	April 30, 2017

	Shares	Value

COMMON STOCKS† – 10.8%
Consumer, Non-cyclical – 3.2%
Bristol-Myers Squibb Co.[1]	70,800	$ 3,968,339
Macquarie Infrastructure Corp.[1]	42,678	3,472,709
Merck & Company, Inc.[1]	37,000	2,306,210
Biogen, Inc.*,1,10	7,500	2,034,075
Gilead Sciences, Inc.[1]	15,850	1,086,518
Total Consumer, Non-cyclical		12,867,851

Consumer, Cyclical – 2.7%
General Motors Co.	104,600	3,623,344
L Brands, Inc.	50,200	2,651,062
Ford Motor Co.[1]	220,300	2,526,841
American Airlines Group, Inc.[1]	56,700	2,416,554
Total Consumer, Cyclical		11,217,801

Communications – 2.3%
Alphabet, Inc. — Class C*,10	4,000	3,623,840
Verizon Communications, Inc.[1]	70,200	3,222,882
CenturyLink, Inc.[1]	94,000	2,412,980
Total Communications		9,259,702

Industrial – 2.0%
United Parcel Service, Inc. — Class B1	39,600	4,255,416
Lockheed Martin Corp.	14,600	3,933,970
Total Industrial		8,189,386

Basic Materials – 0.6%
LyondellBasell Industries N.V. — Class A	29,900	2,534,324
Total Common Stocks
(Cost $43,638,451)		44,069,064

CONVERTIBLE PREFERRED STOCKS† – 12.4%
Consumer, Non-cyclical – 3.9%
Allergan plc
5.50% due 03/01/18[1]	8,638	7,478,608
Anthem, Inc.
5.25% due 05/01/18[1]	87,081	4,474,222
Teva Pharmaceutical Industries Ltd.
7.00% due 12/15/18[1]	5,769	3,294,099
Tyson Foods, Inc.
4.75% due 07/15/17	11,202	776,859
Total Consumer, Non-cyclical		16,023,788

See notes to financial statements.

AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND SEMIANNUAL REPORT l 15

PORTFOLIO OF INVESTMENTS (Unaudited) continued	April 30, 2017

	Shares	Value

CONVERTIBLE PREFERRED STOCKS† – 12.4% (continued)
Industrial – 2.8%
Arconic, Inc.
5.38% due 10/01/17[1]	105,462	$ 4,477,917
Stericycle, Inc.
5.25% due 09/15/18[1]	56,200	4,159,362
Belden, Inc.
6.75% due 07/15/19[1]	28,313	2,787,981
Total Industrial		11,425,260

Energy – 2.0%
Hess Corp.
8.00% due 02/01/19[1]	75,521	4,572,040
Anadarko Petroleum Corp.
7.50% due 06/07/18	36,252	1,649,829
WPX Energy, Inc.
6.25% due 07/31/18	16,294	892,097
Southwestern Energy Co.
6.25% due 01/15/18	44,937	830,436
Total Energy		7,944,402

Utilities – 1.6%
Great Plains Energy, Inc.
7.00% due 09/15/19	75,646	4,092,448
NextEra Energy, Inc.
6.12% due 09/01/19	43,349	2,271,488
Total Utilities		6,363,936

Financial – 1.2%
Mandatory Exchangeable Trust
5.75% due 06/03/19[2]	18,167	2,500,051
American Tower Corp.
5.50% due 02/15/18[1]	18,081	2,092,876
Wells Fargo & Co.
7.50%[1,3]	365	463,185
Total Financial		5,056,112

Communications – 0.9%
T-Mobile US, Inc.
5.50% due 12/15/17[1]	21,716	2,382,679
Frontier Communications Corp.
11.13% due 06/29/18[1]	31,187	1,382,832
Total Communications		3,765,511
Total Convertible Preferred Stocks
(Cost $49,952,502)		50,579,009

See notes to financial statements.

16 l AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited) continued	April 30, 2017

	Shares	Value

SHORT TERM INVESTMENTS† – 11.2%
Morgan Stanley Institutional Liquidity Government Portfolio 0.47%[4]	45,914,689	$ 45,914,689
Total Short Term Investments
(Cost $45,914,689)		45,914,689

	Face
	Amount~	Value

CONVERTIBLE BONDS†† – 69.3%
Technology – 21.4%
ON Semiconductor Corp.
1.00% due 12/01/20[1]	5,650,000	5,985,468
1.63% due 10/15/23[1,2]	1,657,000	1,663,214
Microchip Technology, Inc.
1.63% due 02/15/27[2]	4,143,000	4,262,110
1.63% due 02/15/25[1]	2,192,000	3,215,389
Micron Technology, Inc.
3.00% due 11/15/43[1]	5,124,000	5,559,539
2.13% due 02/15/33[1]	546,000	1,404,585
1.63% due 02/15/33	170,000	429,144
ServiceNow, Inc.
0.00% due 11/01/18[1,5]	4,096,000	5,529,600
Intel Corp.
3.48% due 12/15/35[1]	2,196,000	2,996,168
3.25% due 08/01/39[1]	1,387,000	2,428,124
STMicroelectronics N.V.
0.00% due 07/03/19[5]	3,200,000	4,313,599
Lam Research Corp.
1.25% due 05/15/18[1]	1,652,000	3,950,344
Integrated Device Technology, Inc.
0.88% due 11/15/22	3,686,000	3,757,416
Allscripts Healthcare Solutions, Inc.
1.25% due 07/01/20[1]	3,588,000	3,567,818
Teradyne, Inc.
1.25% due 12/15/23[1,2]	2,514,000	3,158,213
Verint Systems, Inc.
1.50% due 06/01/21[1]	2,985,000	2,889,853
Electronics For Imaging, Inc.
0.75% due 09/01/19[1]	2,673,000	2,846,745
BroadSoft, Inc.
1.00% due 09/01/22[1]	2,425,000	2,832,703
Cornerstone OnDemand, Inc.
1.50% due 07/01/18[1]	2,740,000	2,818,775
Cypress Semiconductor Corp.
4.50% due 01/15/22[1,2]	2,126,000	2,626,939
Advanced Micro Devices, Inc.
2.13% due 09/01/26	1,327,000	2,446,657

See notes to financial statements.

AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND SEMIANNUAL REPORT l 17

PORTFOLIO OF INVESTMENTS (Unaudited) continued	April 30, 2017

	Face
	Amount~	Value

CONVERTIBLE BONDS†† – 69.3% (continued)
Technology – 21.4% (continued)
Inphi Corp.
0.75% due 09/01/21[2]	2,100,000	$ 2,159,063
Salesforce.com, Inc.
0.25% due 04/01/18[1]	1,420,000	1,886,825
Veeco Instruments, Inc.
2.70% due 01/15/23	1,558,000	1,719,643
CSG Systems International, Inc.
4.25% due 03/15/36[1]	1,635,000	1,702,444
Citrix Systems, Inc.
0.50% due 04/15/19[1]	1,294,000	1,590,811
Lumentum Holdings, Inc.
0.25% due 03/15/24[2]	1,438,000	1,439,798
Red Hat, Inc.
0.25% due 10/01/19[1]	1,056,000	1,393,260
Silicon Laboratories, Inc.
1.38% due 03/01/22[2]	1,230,000	1,296,882
Nuance Communications, Inc.
1.00% due 12/15/35[1]	1,316,000	1,278,165
NVIDIA Corp.
1.00% due 12/01/18[1]	233,000	1,206,358
Evolent Health, Inc.
2.00% due 12/01/21[2]	952,000	1,172,150
Carbonite, Inc.
2.50% due 04/01/22[2]	971,000	1,068,100
Synchronoss Technologies, Inc.
0.75% due 08/15/19[1]	1,074,000	920,955
Total Technology		87,516,857

Consumer, Non-cyclical – 14.0%
Ionis Pharmaceuticals, Inc.
1.00% due 11/15/21[1]	5,838,000	6,100,709
Wright Medical Group, Inc.
2.00% due 02/15/20	5,011,000	5,894,188
BioMarin Pharmaceutical, Inc.
1.50% due 10/15/20[1]	2,467,000	3,069,873
0.75% due 10/15/18	1,613,000	1,908,381
Hologic, Inc.
2.00% due 03/01/42[1,6,7]	1,463,000	2,138,723
0.00% due 12/15/43[1,5,6,8]	1,450,000	1,833,344
Herbalife Ltd.
2.00% due 08/15/19[1]	2,941,000	2,915,281
Molina Healthcare, Inc.
1.63% due 08/15/44[1]	2,533,000	2,779,968
Nevro Corp.
1.75% due 06/01/21[1]	2,053,000	2,507,226

See notes to financial statements.

18 l AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited) continued	April 30, 2017

	Face
	Amount~	Value

CONVERTIBLE BONDS†† – 69.3% (continued)
Consumer, Non-cyclical – 14.0% (continued)
NuVasive, Inc.
2.25% due 03/15/21[1]	1,824,000	$ 2,436,180
Horizon Pharma Investment Ltd.
2.50% due 03/15/22[1]	2,561,000	2,402,537
Euronet Worldwide, Inc.
1.50% due 10/01/44[1]	1,912,000	2,378,050
HealthSouth Corp.
2.00% due 12/01/43[1]	1,785,000	2,348,391
Invacare Corp.
5.00% due 02/15/21[1]	1,750,000	1,977,500
Medicines Co.
2.75% due 07/15/23[2]	1,588,000	1,935,375
Pacira Pharmaceuticals, Inc.
2.38% due 04/01/22[2]	1,806,000	1,927,905
Jazz Investments I Ltd.
1.88% due 08/15/21[1]	1,648,000	1,833,401
Insulet Corp.
1.25% due 09/15/21[2]	1,607,000	1,634,118
Flexion Therapeutics, Inc.
3.38% due 05/01/24[2]	1,443,000	1,498,015
J Sainsbury plc
1.25% due 11/21/19[1]	1,000,000 GBP	1,371,375
Neurocrine Biosciences, Inc.
2.25% due 05/15/24[2]	1,092,000	1,135,679
Sucampo Pharmaceuticals, Inc.
3.25% due 12/15/21[2]	1,126,000	1,089,405
Clovis Oncology, Inc.
2.50% due 09/15/21	881,000	1,078,124
Intercept Pharmaceuticals, Inc.
3.25% due 07/01/23	968,000	907,500
Emergent BioSolutions, Inc.
2.88% due 01/15/21	541,000	655,624
Element Fleet Management Corp.
4.25% due 06/30/20[2]	875,000 CAD	647,179
Depomed, Inc.
2.50% due 09/01/21[1]	686,000	639,695
Total Consumer, Non-cyclical		57,043,746

Communications – 12.2%
DISH Network Corp.
3.38% due 08/15/26[1,2]	7,104,000	8,729,040
2.38% due 03/15/24[1,2]	1,690,000	1,762,881
Finisar Corp.
0.50% due 12/15/33[1]	6,253,000	6,600,823
0.50% due 12/15/36[2]	591,000	551,846

See notes to financial statements.

AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND SEMIANNUAL REPORT l 19

PORTFOLIO OF INVESTMENTS (Unaudited) continued	April 30, 2017

	Face
	Amount~	Value

CONVERTIBLE BONDS†† – 69.3% (continued)
Communications – 12.2% (continued)
Priceline Group, Inc.
0.35% due 06/15/20[1]	4,213,000	$ 6,164,145
Twitter, Inc.
0.25% due 09/15/19[1]	4,250,000	4,045,468
1.00% due 09/15/21[1]	1,726,000	1,594,393
Ctrip.com International Ltd.
1.00% due 07/01/20	2,273,000	2,545,760
1.25% due 10/15/18[1]	711,000	950,963
Proofpoint, Inc.
0.75% due 06/15/20[1]	2,621,000	3,005,959
Web.com Group, Inc.
1.00% due 08/15/18	3,000,000	2,938,125
FireEye, Inc.
1.00% due 06/01/35[1]	2,700,000	2,561,625
Liberty Media Corp.
1.38% due 10/15/23	1,769,000	2,002,287
WebMD Health Corp.
1.50% due 12/01/20[1]	1,587,000	1,924,238
World Wrestling Entertainment, Inc.
3.38% due 12/15/23[1,2]	1,593,000	1,733,383
Ciena Corp.
4.00% due 12/15/20[1]	996,000	1,355,183
Liberty Interactive LLC
1.75% due 09/30/46[1,2]	1,067,000	1,258,393
Total Communications		49,724,512

Financial – 7.0%
Colony NorthStar, Inc.
3.88% due 01/15/21[1]	6,825,000	6,914,577
Forest City Realty Trust, Inc.
4.25% due 08/15/18	2,820,000	3,213,038
VEREIT Inc.
3.00% due 08/01/18	3,100,000	3,115,500
Starwood Property Trust, Inc.
4.00% due 01/15/19[1]	2,314,000	2,652,423
Colony Starwood Homes
3.00% due 07/01/19[1]	2,148,000	2,574,915
Air Lease Corp.
3.88% due 12/01/18[1]	1,660,000	2,371,725
Extra Space Storage, LP
3.13% due 10/01/35[1,2]	1,683,000	1,759,787
Fidelity National Financial, Inc.
4.25% due 08/15/18[1]	710,000	1,627,231
HCI Group, Inc.
4.25% due 03/01/37[2]	1,261,000	1,255,483

See notes to financial statements

20 l AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited) continued	April 30, 2017

	Face
	Amount~	Value

CONVERTIBLE BONDS†† – 69.3% (continued)
Financial – 7.0% (continued)
Empire State Realty OP, LP
2.63% due 08/15/19[2]	1,001,000	$ 1,146,145
PRA Group, Inc.
3.00% due 08/01/20[1]	1,173,000	1,054,234
Blackhawk Network Holdings, Inc.
1.50% due 01/15/22[2]	936,000	1,019,070
Total Financial		28,704,128

Energy – 5.8%
Chesapeake Energy Corp.
5.50% due 09/15/26[2]	8,206,000	8,113,682
Weatherford International Ltd.
5.88% due 07/01/21[1]	6,643,000	7,913,474
Nabors Industries, Inc.
0.75% due 01/15/24[1,2]	2,328,000	2,015,175
Ensco Jersey Finance Ltd.
3.00% due 01/31/24[2]	1,850,000	1,717,031
PDC Energy, Inc.
1.13% due 09/15/21[1]	1,628,000	1,580,178
Oasis Petroleum, Inc.
2.63% due 09/15/23[1]	1,085,000	1,322,344
SM Energy Co.
1.50% due 07/01/21	1,135,000	1,125,069
Total Energy		23,786,953

Industrial – 3.8%
Dycom Industries, Inc.
0.75% due 09/15/21[1]	2,889,000	3,663,613
Cemex SAB de CV
3.72% due 03/15/20	2,893,000	3,290,849
OSI Systems, Inc.
1.25% due 09/01/22[1,2]	1,695,000	1,687,584
Greenbrier Companies, Inc.
2.88% due 02/01/24[2]	1,559,000	1,666,181
RTI International Metals, Inc.
1.63% due 10/15/19	1,172,000	1,396,878
Atlas Air Worldwide Holdings, Inc.
2.25% due 06/01/22[1]	1,260,000	1,383,638
Aerojet Rocketdyne Holdings, Inc.
2.25% due 12/15/23[1,2]	1,101,000	1,217,981
Vishay Intertechnology, Inc.
2.25% due 05/15/41	652,000	643,443
BW Group Ltd.
1.75% due 09/10/19	600,000	566,250
Total Industrial		15,516,417

See notes to financial statements.

AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND SEMIANNUAL REPORT l 21

PORTFOLIO OF INVESTMENTS (Unaudited) continued	April 30, 2017

	Face
	Amount~	Value

CONVERTIBLE BONDS†† – 69.3% (continued)
Consumer, Cyclical – 2.7%
CalAtlantic Group, Inc.
0.25% due 06/01/19[1]	2,675,000	$ 2,512,828
1.63% due 05/15/18[1]	1,832,000	2,240,765
Tesla, Inc.
1.25% due 03/01/21[1]	1,574,000	1,638,927
2.38% due 03/15/22	1,222,000	1,372,459
RH
0.00% due 06/15/19[1,2,5]	2,608,000	2,334,160
Horizon Global Corp.
2.75% due 07/01/22	1,055,000	981,150
Total Consumer, Cyclical		11,080,289

Utilities – 1.4%
CenterPoint Energy, Inc.
4.18% due 09/15/29[1,6]	41,080	2,960,328
NRG Yield, Inc.
3.25% due 06/01/20[1,2]	2,800,000	2,766,750
Total Utilities		5,727,078

Basic Materials – 1.0%
OCI NV
3.88% due 09/25/18	1,700,000 EUR	1,862,322
B2Gold Corp.
3.25% due 10/01/18	1,119,000	1,170,054
Pretium Resources, Inc.
2.25% due 03/15/22[2]	1,134,000	1,119,117
Total Basic Materials		4,151,493
Total Convertible Bonds
(Cost $256,964,743)		283,251,473

CORPORATE BONDS†† – 58.8%
Consumer, Non-cyclical – 13.6%
HealthSouth Corp.
5.75% due 11/01/24[1]	3,000,000	3,071,250
5.75% due 09/15/25[1]	2,625,000	2,667,656
United Rentals North America, Inc.
6.13% due 06/15/23[1]	2,600,000	2,723,500
5.88% due 09/15/26[1]	2,039,000	2,158,791
Valeant Pharmaceuticals International, Inc.
6.13% due 04/15/25[2]	6,200,000	4,600,400
HCA Holdings, Inc.
6.25% due 02/15/21	3,604,000	3,919,350

See notes to financial statements.

22 l AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited) continued	April 30, 2017

	Face
	Amount~	Value

CORPORATE BONDS†† – 58.8% (continued)
Consumer, Non-cyclical – 13.6% (continued)
Tenet Healthcare Corp.
6.00% due 10/01/20[1]	1,700,000	$ 1,793,500
8.13% due 04/01/22	989,000	1,008,780
4.50% due 04/01/21[1]	960,000	963,600
Endo Dac / Endo Finance LLC / Endo Finco, Inc.
6.00% due 02/01/25[1,2]	4,000,000	3,398,000
CHS/Community Health Systems, Inc.
6.88% due 02/01/22[1]	2,277,000	1,892,756
5.13% due 08/01/21[1]	950,000	945,250
Molina Healthcare, Inc.
5.38% due 11/15/22[1]	2,600,000	2,730,000
Cardtronics, Inc.
5.13% due 08/01/22[1]	2,500,000	2,562,500
HCA, Inc.
7.50% due 02/15/22[1]	1,950,000	2,248,155
Revlon Consumer Products Corp.
6.25% due 08/01/24[1]	1,980,000	1,935,450
Cott Beverages, Inc.
5.38% due 07/01/22	1,855,000	1,929,200
Sotheby’s
5.25% due 10/01/22[1,2]	1,862,000	1,913,205
Post Holdings, Inc.
5.50% due 03/01/25[2]	1,663,000	1,746,150
Land O’Lakes Capital Trust I
7.45% due 03/15/28[1,2]	1,500,000	1,680,000
Greatbatch Ltd.
9.13% due 11/01/23[2]	1,485,000	1,562,963
Ritchie Bros Auctioneers, Inc.
5.38% due 01/15/25[1,2]	1,361,000	1,408,635
Quorum Health Corp.
11.63% due 04/15/23[2]	1,565,000	1,396,763
Ahern Rentals, Inc.
7.38% due 05/15/23[1,2]	1,484,000	1,283,660
Horizon Pharma, Inc.
6.63% due 05/01/23[1]	1,255,000	1,247,156
Cenveo Corp.
8.50% due 09/15/22[2]	2,000,000	1,130,000
Spectrum Brands, Inc.
5.75% due 07/15/25[1]	960,000	1,033,834
FAGE International S.A./ FAGE USA Dairy Industry, Inc.
5.63% due 08/15/26[2]	680,000	693,600
Land O’ Lakes, Inc.
6.00% due 11/15/22[2]	19,000	21,090
Total Consumer, Non-cyclical		55,665,194

See notes to financial statements.

AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND SEMIANNUAL REPORT l 23

PORTFOLIO OF INVESTMENTS (Unaudited) continued	April 30, 2017

	Face
	Amount~	Value

CORPORATE BONDS†† – 58.8% (continued)
Communications – 9.5%
Frontier Communications Corp.
11.00% due 09/15/25[1]	6,886,000	$ 6,670,813
CCO Holdings LLC / CCO Holdings Capital Corp.
5.25% due 09/30/22[1]	3,200,000	3,328,000
5.75% due 01/15/24	1,920,000	2,025,600
DISH DBS Corp.
5.88% due 11/15/24[1]	1,509,000	1,590,109
6.75% due 06/01/21[1]	1,300,000	1,417,000
SFR Group S.A.
7.38% due 05/01/26[1,2]	2,678,000	2,825,290
CenturyLink, Inc.
6.75% due 12/01/23[1]	2,522,000	2,711,150
Sprint Communications, Inc.
9.00% due 11/15/18[2]	1,915,000	2,099,319
AMC Networks, Inc.
4.75% due 12/15/22[1]	2,040,000	2,085,900
Sirius XM Radio, Inc.
5.75% due 08/01/21[1,2]	1,950,000	2,028,000
CBS Radio, Inc.
7.25% due 11/01/24[1,2]	1,755,000	1,912,950
GCI, Inc.
6.88% due 04/15/25[1]	1,583,000	1,709,640
Tribune Media Co.
5.88% due 07/15/22[1]	1,545,000	1,630,778
Sinclair Television Group, Inc.
5.88% due 03/15/26[2]	1,485,000	1,551,825
ViaSat, Inc.
6.88% due 06/15/20[1]	1,143,000	1,166,574
Radio One, Inc.
7.38% due 04/15/22[1,2]	1,100,000	1,155,000
Sprint Corp.
7.88% due 09/15/23[1]	1,020,000	1,147,500
Windstream Services LLC
6.38% due 08/01/23	1,008,000	894,600
NetFlix, Inc.
3.63% due 05/15/27[2]	550,000 EUR	607,906
Hughes Satellite Systems Corp.
6.50% due 06/15/19[1]	270,000	292,950
Total Communications		38,850,904

Consumer, Cyclical – 9.5%
L Brands, Inc.
5.63% due 02/15/22[1]	2,600,000	2,759,250
5.63% due 10/15/23[1]	1,526,000	1,609,625

See notes to financial statements.

24 l AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited) continued	April 30, 2017

	Face
	Amount~	Value

CORPORATE BONDS†† – 58.8% (continued)
Consumer, Cyclical – 9.5% (continued)
GameStop Corp.
6.75% due 03/15/21[1,2]	4,134,000	$ 4,247,685
FirstCash, Inc.
6.75% due 04/01/21[1]	2,140,000	2,247,000
Dana Financing Luxembourg Sarl
6.50% due 06/01/26[1,2]	2,070,000	2,173,500
United Continental Holdings, Inc.
6.00% due 12/01/20[1]	2,000,000	2,155,000
Tempur Sealy International, Inc.
5.63% due 10/15/23[1]	2,000,000	2,054,000
Scotts Miracle-Gro Co.
6.00% due 10/15/23	1,901,000	2,041,199
Chester Downs & Marina LLC / Chester Downs Finance Corp.
9.25% due 02/01/20[2]	1,771,000	1,821,916
Allegiant Travel Co.
5.50% due 07/15/19[1]	1,750,000	1,811,250
Levi Strauss & Co.
5.00% due 05/01/25[1]	1,724,000	1,786,495
Scientific Games International, Inc.
10.00% due 12/01/22	1,513,000	1,647,279
Hanesbrands, Inc.
4.63% due 05/15/24[1,2]	1,486,000	1,482,285
Cedar Fair LP / Canada’s Wonderland Company /
Magnum Management Corp. / Millenium Op
5.38% due 04/15/27[2]	1,425,000	1,476,513
Vista Outdoor, Inc.
5.88% due 10/01/23	1,437,000	1,437,000
Brinker International, Inc.
3.88% due 05/15/23[1]	1,484,000	1,406,090
Global Partners, LP / GLP Finance Corp.
6.25% due 07/15/22[1]	1,375,000	1,368,125
MGM Resorts International
6.00% due 03/15/23[1]	1,104,000	1,208,880
Wolverine World Wide, Inc.
5.00% due 09/01/26[1,2]	1,200,000	1,167,000
Speedway Motorsports, Inc.
5.13% due 02/01/23[1]	1,100,000	1,116,500
Six Flags Entertainment Corp.
4.88% due 07/31/24[2]	1,010,000	1,021,363
Cumberland Farms, Inc.
6.75% due 05/01/25[2]	714,000	742,667
Total Consumer, Cyclical		38,780,622

See notes to financial statements.

AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND SEMIANNUAL REPORT l 25

PORTFOLIO OF INVESTMENTS (Unaudited) continued	April 30, 2017

	Face
	Amount~	Value

CORPORATE BONDS†† – 58.8% (continued)
Energy – 6.5%
Rowan Companies, Inc.
7.88% due 08/01/19[1]	3,000,000	$ 3,225,000
PDC Energy, Inc.
6.13% due 09/15/24[1,2]	2,150,000	2,214,500
Oasis Petroleum, Inc.
6.88% due 01/15/23	2,158,000	2,190,370
CONSOL Energy, Inc.
8.00% due 04/01/23	1,891,000	1,979,641
Parsley Energy LLC / Parsley Finance Corp.
5.25% due 08/15/25[1,2]	1,440,000	1,458,000
6.25% due 06/01/24[1,2]	480,000	510,000
Sabine Pass Liquefaction LLC
5.75% due 05/15/24[1]	1,761,000	1,949,361
Genesis Energy, LP / Genesis Energy Finance Corp.
6.00% due 05/15/23[1]	1,896,000	1,905,480
Continental Resources, Inc.
4.50% due 04/15/23[1]	1,676,000	1,659,240
Sunoco Limited Partnership / Sunoco Finance Corp.
6.38% due 04/01/23[1]	1,519,000	1,625,330
Tesoro Logistics, LP / Tesoro Logistics Finance Corp.
6.38% due 05/01/24[1]	989,000	1,085,428
6.25% due 10/15/22	484,000	521,510
Murphy Oil Corp.
4.70% due 12/01/22[1]	1,580,000	1,548,400
PBF Holding Company LLC / PBF Finance Corp.
7.00% due 11/15/23[1]	1,502,000	1,532,040
Diamondback Energy, Inc.
4.75% due 11/01/24[1,2]	1,440,000	1,450,800
Western Refining Logistics, LP / WNRL Finance Corp.
7.50% due 02/15/23[1]	1,210,000	1,312,850
SESI LLC
6.38% due 05/01/19[1]	495,000	494,381
Total Energy		26,662,331

Industrial – 5.7%
MasTec, Inc.
4.88% due 03/15/23[1]	2,612,000	2,625,060
Navios Maritime Acquisition Corporation / Navios Acquisition Finance US, Inc.
8.13% due 11/15/21[1,2]	2,584,000	2,315,910
Builders FirstSource, Inc.
5.63% due 09/01/24[1,2]	1,947,000	2,027,314
Energizer Holdings, Inc.
5.50% due 06/15/25[1,2]	1,925,000	2,011,625
Park-Ohio Industries, Inc.
6.63% due 04/15/27[2]	1,902,000	1,953,116

See notes to financial statements.

26 l AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited) continued	April 30, 2017

	Face
	Amount~	Value

CORPORATE BONDS†† – 58.8% (continued)
Industrial – 5.7% (continued)
Louisiana-Pacific Corp.
4.88% due 09/15/24[1]	1,680,000	$ 1,705,200
TransDigm, Inc.
6.50% due 07/15/24	1,618,000	1,666,540
Shape Technologies Group, Inc.
7.63% due 02/01/20[1,2]	1,472,000	1,516,160
Navios Maritime Holdings, Inc. / Navios Maritime Finance II US, Inc.
7.38% due 01/15/22[2]	1,520,000	1,314,800
Xerium Technologies, Inc.
9.50% due 08/15/21[1]	1,199,000	1,246,960
Triumph Group, Inc.
4.88% due 04/01/21[1]	1,256,000	1,237,160
Eletson Holdings, Inc.
9.63% due 01/15/22[1,2]	1,400,000	1,190,000
KLX, Inc.
5.88% due 12/01/22[1,2]	1,000,000	1,055,000
CNH Industrial Capital LLC
3.38% due 07/15/19	951,000	968,831
Bombardier, Inc.
6.13% due 01/15/23[1,2]	501,000	501,000
Total Industrial		23,334,676

Basic Materials – 5.3%
NOVA Chemicals Corp.
5.00% due 05/01/25[1,2]	2,079,000	2,133,573
5.25% due 08/01/23[1,2]	1,600,000	1,650,000
WR Grace & Co.
5.13% due 10/01/21[1,2]	2,600,000	2,798,250
FMG Resources August 2006 Pty Ltd.
9.75% due 03/01/22[1,2]	1,853,000	2,141,373
First Quantum Minerals Ltd.
7.25% due 04/01/23[2]	966,000	985,924
7.00% due 02/15/21[2]	919,000	955,760
Commercial Metals Co.
4.88% due 05/15/23[1]	1,889,000	1,907,890
Alcoa Nederland Holding B.V.
7.00% due 09/30/26[2]	1,457,000	1,617,270
Blue Cube Spinco, Inc.
10.00% due 10/15/25[1]	1,273,000	1,575,338
Tronox Finance LLC
7.50% due 03/15/22[1,2]	1,437,000	1,508,850
TPC Group, Inc.
8.75% due 12/15/20[2]	1,483,000	1,386,605
Kaiser Aluminum Corp.
5.88% due 05/15/24	1,162,000	1,228,815

See notes to financial statements.

AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND SEMIANNUAL REPORT l 27

PORTFOLIO OF INVESTMENTS (Unaudited) continued	April 30, 2017

	Face
	Amount~	Value

CORPORATE BONDS†† – 58.8% (continued)
Basic Materials – 5.3% (continued)
Compass Minerals International, Inc.
4.88% due 07/15/24[1,2]	1,197,000	$ 1,176,053
Kraton Polymers LLC / Kraton Polymers Capital Corp.
10.50% due 04/15/23[2]	480,000	555,600
Total Basic Materials		21,621,301

Financial – 4.4%
Alliance Data Systems Corp.
6.38% due 04/01/20[1,2]	2,250,000	2,294,999
5.88% due 11/01/21[2]	1,200,000	1,245,000
Synovus Financial Corp.
7.88% due 02/15/19[1]	3,154,000	3,444,957
Ally Financial, Inc.
8.00% due 03/15/20[1]	2,200,000	2,488,750
5.13% due 09/30/24[1]	825,000	844,594
Credit Acceptance Corp.
7.38% due 03/15/23[1]	2,158,000	2,168,790
CoreCivic, Inc.
4.63% due 05/01/23[1]	2,075,000	2,090,563
CIT Group, Inc.
5.00% due 05/15/18[1,2]	1,380,000	1,388,832
American Equity Investment Life Holding Co.
6.63% due 07/15/21[1]	1,000,000	1,041,875
Travelex Financing plc
8.00% due 08/01/18[1,2]	725,000 GBP	956,845
Total Financial		17,965,205

Technology – 3.8%
Qorvo, Inc.
7.00% due 12/01/25[1]	3,898,000	4,346,270
Entegris, Inc.
6.00% due 04/01/22[1,2]	2,000,000	2,092,500
Microsemi Corp.
9.13% due 04/15/23[1,2]	1,688,000	1,949,640
Western Digital Corp.
10.50% due 04/01/24[1]	1,587,000	1,872,660
Seagate HDD Cayman
4.75% due 01/01/25	1,902,000	1,846,376
First Data Corp.
5.38% due 08/15/23[1,2]	1,348,000	1,405,290
ACI Worldwide, Inc.
6.38% due 08/15/20[1,2]	1,000,000	1,027,500
Nuance Communications, Inc.
5.38% due 08/15/20[1,2]	720,000	735,750
Total Technology		15,275,986

See notes to financial statements.

28 l AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited) continued	April 30, 2017

	Face
	Amount~	Value

CORPORATE BONDS†† – 58.8% (continued)
Utilities – 0.5%
AmeriGas Partners Limited Partnership / AmeriGas Finance Corp.
5.75% due 05/20/27	1,440,000	$ 1,450,800
Dynegy, Inc.
8.00% due 01/15/25[2]	624,000	575,640
Total Utilities		2,026,440
Total Corporate Bonds
(Cost $234,570,331)		240,182,659

SENIOR FLOATING RATE INTERESTS††,9 – 1.0%
Consumer, Cyclical – 0.5%
PetSmart, Inc.
4.16% due 03/11/22	2,204,391	2,034,929

Communications – 0.4%
Sprint Communications, Inc.
3.31% due 02/29/24	1,657,000	1,660,279

Basic Materials – 0.1%
Fortescue Resources August 2006 Pty Ltd.
3.75% due 06/30/19	337,235	339,723
Total Senior Floating Rate Interests
(Cost $4,183,618)		4,034,931
Total Investments – 163.5%
(Cost $635,224,334)		$ 668,031,825
	Contracts
	(100 shares
	per contract)

CALL OPTIONS WRITTEN† – (0.1)%
Biogen, Inc. Expiring June 2017 with strike price of $300.00*	75	(8,850)
Alphabet, Inc. Expiring May 2017 with strike price of $850.00*	40	(239,560)
Total Call Options Written
(Premiums received $104,143)		(248,410)
Other Assets & Liabilities, net – (63.4)%		(259,205,497)
Total Net Assets – 100.0%		$ 408,577,918

See notes to financial statements.

AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND SEMIANNUAL REPORT l 29

PORTFOLIO OF INVESTMENTS (Unaudited) continued	April 30, 2017

*	Non-income producing security.
~	The face amount is denominated in U.S. Dollars, unless otherwise noted.
†	Value determined based on Level 1 inputs — See Note 2.
††	Value determined based on Level 2 inputs — See Note 2.
1	All or a portion of these securities have been physically segregated in connection with borrowings and reverse repurchase agreements. As of April 30, 2017, the total value of securities segregated was $406,099,138.
2	Security is a 144A or Section 4(a)(2) security. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) liquid securities is $170,315,051 (cost $165,841,683), or 41.7% of total net assets.
3	Perpetual maturity.
4	Rate indicated is the 7-day yield as of April 30, 2017.
5	Zero coupon rate security.
6	Security is a step up/step down bond. The coupon increases or decreases at regular intervals until the bond reaches full maturity.
7	Security becomes an accreting bond after March 1, 2018 with a 2.00% principal accretion rate.
8	Security is an accreting bond until December 15, 2017, with a 4.00% principal accretion rate, and then accretes at a 2.00% principal accretion rate until maturity.
9	Variable rate security. Rate indicated is rate effective at April 30, 2017.
10	Security represents cover for outstanding written options.

B.V.	Limited Liability Company
CAD	Canadian Dollar
EUR	Euro
GBP	Great Britain Pound
N.V.	Publicly Traded Company
plc	Public Limited Company
Pty	Proprietary
S.A.	Corporation
SAB de CV	Publicly Traded Company

See Sector Classification in Supplemental Information section.

See notes to financial statements.

30 l AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited) continued	April 30, 2017

The following table summarizes the inputs used to value the Fund’s investments at April 30, 2017 (See Note 2 in the Notes to Financial Statements):

		Level 2	Level 3
		Significant	Significant
	Level 1	Observable	Unobservable
Description	Quoted Prices	Inputs	Inputs	Total
Assets
Common Stocks	$ 44,069,064	$ —	$ —	$ 44,069,064
Convertible Preferred Stocks	50,579,009	—	—	50,579,009
Short Term Investments	45,914,689	—	—	45,914,689
Convertible Bonds	—	283,251,473	—	283,251,473
Corporate Bonds	—	240,182,659	—	240,182,659
Senior Floating Rate Interests	—	4,034,931	—	4,034,931
Unfunded Loan Commitments	—	2,504,765	—	2,504,765
Forward Foreign Currency
Exchange Contracts*	—	35,454	—	35,454
Total Assets	$ 140,562,762	$ 530,009,282	$ —	$ 670,572,044

Liabilities
Forward Foreign Currency
Exchange Contracts*	$ —	$ 219,530	$ —	$ 219,530
Options Written	248,410	—	—	248,410
Total Liabilities	$ 248,410	$ 219,530	$ —	$ 467,940

*	These amounts are reported as unrealized gain/(loss) as of April 30, 2017.

Please refer to the detailed portfolio for the breakdown of investment type by industry category.

The fund did not hold any Level 3 securities during the period ended April 30, 2017.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the period ended April 30, 2017, there were no transfers between levels.

AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND SEMIANNUAL REPORT l 31

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)	April 30, 2017

ASSETS:
Investments, at value (cost $635,224,334)	$668,031,825
Unrealized appreciation on forward foreign currency exchange contracts	35,454
Unfunded loan commitments, at value (Note 10)
(Commitment fees received $2,496,452)	2,504,765
Foreign currency, at value	1,089
Receivables:
Investments sold	7,320,100
Interest	5,114,515
Dividends	265,129
Tax reclaims	1,580
Other assets	1
Total assets	683,274,458
LIABILITIES:
Cash due to custodian	81
Margin loan	170,000,000
Reverse repurchase agreements	92,000,000
Options written, at value (proceeds $104,143)	248,410
Unrealized depreciation on forward foreign currency exchange contracts	219,530
Interest due on borrowings	258,505
Payable for:
Investments purchased	11,216,181
Servicing fees	225,130
Investment advisory fees	185,712
Professional fees	140,668
Administration fees	11,364
Other fees	190,959
Total liabilities	274,696,540
NET ASSETS	$408,577,918
NET ASSETS CONSIST OF:
Common shares, $0.001 par value per share; unlimited number of shares authorized,
23,580,877 shares issued and outstanding	$23,581
Additional paid-in capital	524,963,641
Distributions in excess of net investment income	(6,519,787)
Accumulated net realized loss on investments, written options, foreign
currency translations and swap agreements	(142,378,106)
Net unrealized appreciation on investments, written options, foreign
currency translations and swap agreements	32,488,589
NET ASSETS	$408,577,918
Shares outstanding ($0.01 par value with unlimited amount authorized)	23,580,877
Net asset value	$17.33

See notes to financial statements.

32 l AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND SEMIANNUAL REPORT

STATEMENT OF OPERATIONS	April 30, 2017
For the Six Months Ended April 30, 2017 (Unaudited)

INVESTMENT INCOME:
Interest	$11,347,107
Dividends, net of foreign taxes withheld of $80,061	2,485,729
Total investment income	13,832,836
EXPENSES:
Interest expense	2,569,596
Investment advisory fees	1,772,092
Servicing fees	689,147
Professional fees	178,390
Trustees’ fees and expenses*	82,304
Administration fees	69,060
Fund accounting fees	56,908
Insurance	43,592
Printing fees	36,401
Custodian fees	13,897
Listing fees	11,765
Transfer agent fees	9,485
Other expenses	3,369
Total expenses	5,536,006
Net investment income	8,296,830
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	2,411,251
Written options	483,327
Foreign currency transactions	514,936
Swap agreements	(354,914)
Net realized gain	3,054,600
Net change in unrealized appreciation (depreciation) on:
Investments	27,238,462
Written options	(144,267)
Foreign currency translations	(540,126)
Swap agreements	444,479
Net change in unrealized appreciation (depreciation)	26,998,548
Net realized and unrealized gain	30,053,148
Net increase in net assets resulting from operations	$38,349,978

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

See notes to financial statements.

AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND SEMIANNUAL REPORT l 33

STATEMENTS OF CHANGES IN NET ASSETS	April 30, 2017

	Period Ended
	April 30, 2017	Year Ended
	(Unaudited)	October 31, 2016
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$8,296,830	$17,594,006
Net realized gain (loss) on investments, written options,
foreign currency transactions and swap agreements	3,054,600	(23,133,711)
Net change in unrealized appreciation (depreciation) on
investments, written options, foreign currency translations
and swap agreements	26,998,548	12,069,092
Net increase in net assets resulting from operations	38,349,978	6,529,387
DISTRIBUTIONS TO SHAREHOLDERS FROM:
From and in excess of net investment income	(13,285,466)	(17,294,523)
Return of capital	—	(9,276,409)
	(13,285,466)	(26,570,932)
Net increase (decrease) in net assets	25,064,512	(20,041,545)
NET ASSETS:
Beginning of period	383,513,406	403,554,951
End of period	$408,577,918	$383,513,406
Distributions in excess of net investment income at end of period	$(6,519,787)	$(1,531,151)

See notes to financial statements.

34 l AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND SEMIANNUAL REPORT

STATEMENT OF CASH FLOWS	April 30, 2017
For the Six Months Ended April 30, 2017 (Unaudited)

Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$38,349,978
Adjustments to Reconcile Net Increase in Net Assets Resulting from Operations to
Net Cash Used Provided by Operating and Investing Activities:
Net change in unrealized (appreciation) depreciation on investments	(27,230,149)
Net change in unrealized (appreciation) depreciation on written options	144,267
Net change in unrealized (appreciation) depreciation on foreign currency translations	540,126
Net change in unrealized (appreciation) depreciation on swap agreements	(444,479)
Net change in unrealized (appreciation) depreciation on unfunded commitments	(8,313)
Net realized gain on investments	(2,411,251)
Net realized gain on options	(483,327)
Purchase of long-term investments	(306,146,700)
Proceeds from sale of long-term investments	318,203,288
Purchase of short-term investments	(10,527,499)
Net amortization/(accretion) of premium/discount	(613,554)
Premiums received on written options	925,491
Cost of closing written options	(338,021)
Net change in premiums received on swap agreements	(636,708)
Commitment fees received on unfunded commitments	(2,504,765)
Decrease in restricted cash	2,475,828
Increase in investments sold receivable	(1,847,568)
Decrease in interest receivable	108,405
Increase in dividends receivable	(61,966)
Decrease in tax reclaim receivable	10
Decrease in other assets	32,629
Decrease in interest due on borrowings	(2)
Increase in investments purchased payable	4,448,609
Decrease in investment advisory fees payable	(2,607)
Decrease in professional fees payable	(29,955)
Decrease in servicing fees payable	(1,014)
Decrease in administration fees payable	(172)
Increase in other fees	4,080
Net Cash Provided by Operating and Investing Activities	11,944,661
Cash Flows From Financing Activities:
Distributions to common shareholders	(13,285,466)
Due to custodian	81
Net Cash Used in Financing Activities	(13,285,385)
Net decrease in cash	(1,340,724)
Cash at Beginning of Period	1,340,724
Cash at End of Period	—
Supplemental Disclosure of Cash Flow Information:
Cash paid during the period for interest	$2,569,598

See notes to financial statements.

AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND SEMIANNUAL REPORT l 35

FINANCIAL HIGHLIGHTS				April 30, 2017

	Period Ended April 30, 2017 (Unaudited)(e)	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013		Year Ended October 31, 2012

Per Share Data:
Net asset value, beginning of period	$16.26	$17.11	$19.00	$19.76	$17.19		$17.52
Income from investment operations:
Net investment income(a)	0.35	0.75	0.65	0.71	0.74		1.06
Net gain (loss) on investments (realized and unrealized)	1.28	(0.47)	(1.41)	(0.34)	2.87		0.13
Distributions to preferred shareholders from net investment
income (common share equivalent basis)	—	—	—	—	(0.02)		(0.17)
Total from investment operations	1.63	0.28	(0.76)	0.37	3.59		1.02
Less distributions from:
Net investment income	(0.56)	(0.74)	(0.76)	(1.13)	(1.13)		(1.35)
Return of capital	—	(0.39)	(0.37)	—	—		—
Total distributions to shareholders	(0.56)	(1.13)	(1.13)	(1.13)	(1.13)		(1.35)
Increase resulting from tender and repurchase of Auction
Market Preferred Shares (Note 8)	—	—	—	—	0.11		—
Net asset value, end of period	$17.33	$16.26	$17.11	$19.00	$19.76		$17.19
Market value, end of period	$15.89	$14.01	$14.13	$17.34	$17.81		$16.84
Total Return(b)
Net asset value	10.15%	1.94%	-4.20%	1.73%	22.09	%(c)	6.18%
Market value	17.66%	7.57%	-12.57%	3.49%	12.90%		15.54%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$408,578	$383,513	$403,555	$448,033	$466,031		$405,461
Preferred shares, at redemption value ($25,000 per share
liquidation preference) (in thousands)	N/A	N/A	N/A	N/A	N/A		$262,000
Preferred shares asset coverage per share(d)	N/A	N/A	N/A	N/A	N/A		$63,689

See notes to financial statements.

36 l AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND SEMIANNUAL REPORT

FINANCIAL HIGHLIGHTS continued	April 30, 2017

	Period Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	April 30, 2017	October 31,	October 31,	October 31,	October 31,	October 31,
	(Unaudited)(e)	2016	2015	2014	2013	2012
Ratio to average net assets of:
Net investment income, prior to the effect of dividends to
preferred shares, including interest expense	4.19%(e)	4.66%	3.56%	3.58%	3.96%	6.23%
Net investment income, after effect of dividends to preferred
shares, including interest expense	4.19%(e)	4.66%	3.56%	3.58%	3.85%	5.26%
Total expenses(f)	2.79%(e)	2.92%(g)	2.48%(g)	2.32%(g)	2.37%(g)	1.72%(g)
Portfolio turnover rate	50%	98%	117%	264%	240%	218%
Senior Indebtedness
Total Borrowings outstanding (in thousands)	$ 262,000	$ 262,000	$ 262,000	$ 262,000	$ 262,000	N/A
Asset Coverage per $1,000 of indebtedness(h)	$ 2,559	$ 2,464	$ 2,540	$ 2,710	$ 2,779	N/A

(a)	Based on average shares outstanding.
(b)	Total return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value (“NAV”) or market price per share. Dividends and distributions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Fund’s Dividend Reinvestment Plan for market value returns. Total return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.
(c)	Included in the total return at net asset value is the impact of the tender and repurchase by the Fund of a portion of its AMPS at 99% of the AMPS’ per share liquidation preference. Had this transaction not occurred, the total return at net asset value would have been lowered by 0.67%.
(d)	Calculated by subtracting the Fund’s total liabilities from the Fund’s total assets and dividing by the total number of preferred shares outstanding.
(e)	Annualized.
(f)	Excluding interest expense, the operating expense ratio for the period ended April 30 and the years ended October 31, would be:

April 30, 2017	2016	2015	2014	2013	2012
1.50%	1.52%	1.42%	1.37%	1.47%	1.72%

(g)	Expense ratio does not reflect the fees and expenses incurred indirectly by the Fund as a result of its investment in shares of business development companies. If these fees were included in the expense ratio, the increase to the expense ratio would be approximately 0.01%, 0.01%, 0.08%, 0.02% and 0.08%, respectively, for the years ended October 31, 2016, 2015, 2014, 2013 and 2012.
(h)	Calculated by subtracting the Fund’s total liabilities (not including the borrowings) from the Fund’s total assets and dividing by the total borrowings.
N/A	Not Applicable

See notes to financial statements.

AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND SEMIANNUAL REPORT l 37

NOTES TO FINANCIAL STATEMENTS (Unaudited)	April 30, 2017

Note 1 – Organization:

Advent Claymore Convertible Securities and Income Fund (the “Fund”) was organized as a Delaware statutory trust on February 19, 2003. The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended.

The Fund’s investment objective is to provide total return through a combination of capital appreciation and current income. The Fund pursues its investment objective by investing at least 80% of its managed assets in a diversified portfolio of convertible securities and non-convertible income producing securities.

Note 2 – Accounting Policies:

The Fund operates as an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“GAAP”) and are consistently followed by the Fund. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

(a) Valuation of Investments

Equity securities listed on an exchange are valued at the last reported sale price on the primary exchange on which they are traded. Equity securities traded on an exchange or on the over-the-counter market and for which there are no transactions on a given day are valued at the mean of the closing bid and ask prices. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Equity securities not listed on a securities exchange or NASDAQ are valued at the mean of the closing bid and ask prices. Debt securities are valued by independent pricing services or dealers using the mean of the closing bid and ask prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type. If sufficient market activity is limited or does not exist, the pricing providers or broker-dealers may utilize proprietary valuation models which consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, or other unique security features in order to estimate relevant cash flows, which are then discounted to calculate a security’s fair value. Exchange-traded funds and listed closed-end funds are valued at the last sale price or official closing price on the exchange where the security is principally traded. Exchange-traded options are valued at the closing price, if traded that day. If not traded, they are valued at the mean of the bid and ask prices on the primary exchange on which they are traded. Futures contracts are valued using the settlement price established each day on the exchange on which they are traded. The value of OTC swap agreements entered into by the Fund is accounted for using the unrealized gain or loss on the agreements that is determined by marking the agreements to the last quoted value provided by an independent pricing service. Forward foreign currency exchange contracts are valued daily at current exchange rates. Swaps are valued daily by independent pricing services or dealers using the mid price. Short-term securities with remaining maturities of 60 days or less are valued at market price, or if a market price

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is not available, at amortized cost, provided such amount approximates market value. The Fund values money market funds at net asset value.

For those securities where quotations or prices are not available, the valuations are determined in accordance with procedures established in good faith by management and approved by the Board of Trustees. A valuation committee consisting of representatives from investment management, fund administration, legal and compliance is responsible for the oversight of the valuation process of the Fund and convenes monthly, or more frequently as needed. The valuation committee reviews monthly Level 3 fair valued securities methodology, price overrides, broker quoted securities, price source changes, illiquid securities, unchanged priced securities, halted securities, price challenges, fair valued securities sold and back testing trade prices in relation to prior day closing prices. On a quarterly basis, the valuations and methodologies of all Level 3 fair valued securities are presented to the Fund’s Board of Trustees.

Valuations in accordance with these procedures are intended to reflect each security’s (or asset’s) fair value. Such fair value is the amount that the Fund might reasonably expect to receive for the security (or asset) upon its current sale. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one security to another. Examples of such factors may include, but are not limited to: market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over Treasuries, and other information analysis. There were no securities fair valued in accordance with such procedures established by the Board of Trustees as of April 30, 2017.

GAAP requires disclosure of fair valuation measurements as of each measurement date. In compliance with GAAP, the Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and summarized in the following fair value hierarchy:

Level 1 – quoted prices in active markets for identical securities

Level 2 – quoted prices in inactive markets or other significant observable inputs (e.g. quoted prices for similar securities; interest rates; prepayment speed; credit risk; yield curves)

Level 3 – significant unobservable inputs (e.g. discounted cash flow analysis; non-market based methods used to determine fair value)

Observable inputs are those based upon market data obtained from independent sources, and unobservable inputs reflect the Fund’s own assumptions based on the best information available. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following are certain inputs and techniques that are generally utilized to evaluate how to classify each major type of investment in accordance with GAAP.

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2017

Equity Securities (Common and Preferred Stock) – Equity securities traded in active markets where market quotations are readily available are categorized as Level 1. Equity securities traded in inactive markets and certain foreign equities are valued using inputs which include broker quotes, prices of securities closely related where the security held is not trading but the related security is trading, and evaluated price quotes received from independent pricing providers. To the extent that these inputs are observable, such securities are categorized as Level 2. To the extent that these inputs are unobservable, such securities are categorized as Level 3.

Convertible Bonds & Notes – Convertible bonds and notes are valued by independent pricing providers who employ matrix pricing models utilizing various inputs such as market prices, broker quotes, prices of securities with comparable maturities and qualities, and closing prices of corresponding underlying securities. To the extent that these inputs are observable, such securities are categorized as Level 2. To the extent that these inputs are unobservable, such securities are categorized as Level 3.

Corporate Bonds & Notes – Corporate bonds and notes are valued by independent pricing providers who employ matrix pricing models utilizing various inputs such as market prices, broker quotes, and prices of securities with comparable maturities and qualities, and closing prices of corresponding underlying securities. To the extent that these inputs are observable, such securities are categorized as Level 2. To the extent that these inputs are unobservable, such securities are categorized as Level 3.

Listed derivatives that are actively traded are valued based on quoted prices from the exchange and categorized in level 1 of the fair value hierarchy. Over-the-counter (OTC) derivative contracts including forward currency contracts, swap contracts and option contracts derive their value from underlying asset prices, indices, reference rates, and other inputs. Depending on the product and terms of the transaction, the fair value of the OTC derivative products can be modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments, and the pricing inputs are observed from actively quoted markets. These OTC derivatives are categorized within level 2 of the fair value hierarchy.

(b) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts on debt securities purchased are accreted to interest income over the lives of the respective securities using the effective interest method. Premiums on debt securities purchased are amortized to interest income up to the next call date of the respective securities using the effective interest method.

(c) Cash and Cash Equivalents

The Fund considers all demand deposits to be cash equivalents. Cash and cash equivalents are held at the Bank of New York Mellon.

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(d) Due from Broker

Amounts due from broker, if any, may include cash due to the Fund as proceeds from investments sold, but not yet purchased as well as pending investment and financing transactions, which may be restricted until the termination of the financing transactions.

(e) Restricted Cash

A portion of cash on hand is pledged with a broker for current or potential holdings, which includes options, swaps, forward foreign currency exchange contracts and securities purchased on a when issued or delayed delivery basis.

As of April 30, 2017, there was no restricted cash outstanding.

(f) Convertible Securities

The Fund invests in preferred stocks and fixed-income securities which are convertible into common stock. Convertible securities may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock. Traditionally, convertible securities have paid dividends or interest greater than on the related common stocks, but less than fixed income non-convertible securities. By investing in a convertible security, the Fund may participate in any capital appreciation or depreciation of a company’s stock, but to a lesser degree than if it had invested in that company’s common stock. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, entail less risk than the corporation’s common stock.

(g) Currency Translation

Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the bid and ask price of the respective exchange rates on the last day of the period. Purchases and sales of investments denominated in foreign currencies are translated at the mean of the bid and ask price of respective exchange rates on the date of the transaction.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Foreign exchange realized gain or loss resulting from the holding of a foreign currency, expiration of a currency exchange contract, difference in the exchange rates between the trade date and settlement date of an investment purchased or sold, and the difference between dividends actually received compared to the amount shown in a Fund’s accounting records on the date of receipt are included as net realized gains or losses on foreign currency transactions in the Fund’s Statement of Operations.

Foreign exchange gain or loss on assets and liabilities, other than investments, are included in unrealized appreciation (depreciation) on foreign currency translations in the Fund’s Statement of Operations.

(h) Covered Call and Put Options

The Fund will pursue its objective by employing an option strategy of writing (selling) covered call options or put options on up to 25% of the securities held in the portfolio of the Fund. The Fund

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2017

seeks to generate current gains from option premiums as a means to enhance distributions payable to shareholders.

The Fund may purchase and sell (“write”) put and call options to manage and hedge risk within its portfolio and to gain long or short exposure to the underlying instrument. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller.

When an option is purchased, the premium paid by the Fund for options purchased is included on the Statement of Assets and Liabilities as an investment. The option is adjusted daily to reflect the current market value of the option and the change is recorded as Change in net unrealized appreciation/depreciation of investments on the Statement of Operations. If the option is allowed to expire, the Fund will lose the entire premium it paid and record a realized loss for the premium amount. Premiums paid for options purchased which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) or cost basis of the security.

When an option is written, the premium received is recorded as an asset with an equal liability and is subsequently marked to market to reflect the current market value of the option written. These liabilities are reflected as options written, at value, in the Statement of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transactions, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss.

The Fund is not subject to credit risk in options written as the counterparty has already performed its obligations by paying the premium at the inception of the contract.

(i) Swap Agreements

The Fund may engage in various swap transactions, including interest rate and credit default swaps to manage interest rate (e.g., duration, yield curve) and credit risk. The Fund may also use swaps as alternatives to direct investments. Swap transactions are negotiated contracts (“OTC swaps”) between a fund and a counterparty or centrally cleared (“centrally cleared swaps”) with a central clearinghouse through a Futures Commission Merchant (“FCM”), to exchange investment cash flows or assets at specified, future intervals.

Upfront payments made and/or received by the Fund is recognized as a realized gain or loss when the contract matures or is terminated. The value of an OTC swap agreement is recorded as either an asset or a liability on the Statement of Assets and Liabilities at the beginning of the measurement period. Upon entering into a centrally cleared swap, the Fund is required to deposit with the FCM cash or securities, which is referred to as initial margin deposit. Securities deposited as initial margin are designated on the Portfolio of Investments and cash deposited is recorded on the Statement of Assets and Liabilities. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a variation margin receivable or payable on the Statement of Assets and Liabilities. The

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change in the value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as change in net unrealized appreciation/depreciation on the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or payment made upon termination of a swap agreement.

The Fund may be required to post or receive collateral based on the net value of the Fund’s outstanding OTC swap contracts with the counterparty in the form of cash or securities. Daily movement of collateral is subject to minimum threshold amounts. Cash collateral posted by the Fund is included on the Statement of Assets and Liabilities as Restricted Cash. Collateral received by the Fund is held in escrow in segregated accounts maintained by the custodian.

(j) Forward Foreign Currency Exchange Contracts

The Fund entered into forward foreign currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchases and sales commitments denominated in foreign currencies and for investment purposes. Forward foreign currency exchange contracts are agreements between two parties to buy and sell currencies at a set price on a future date. Fluctuations in the value of open forward foreign currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Fund until the contracts are closed. When the contracts are closed, realized gains and losses are recorded, and included on the Statement of Operations.

Forward foreign currency exchange contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

(k) Senior Floating Rate Interests

Senior floating rate interests, or term loans, in which the Fund typically invests are not listed on a securities exchange or board of trade. Term loans are typically bought and sold by institutional investors in individually negotiated transactions. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. A Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. The term loan market generally has fewer trades and less liquidity than the secondary market for other types of securities. Due to the nature of the term loan market, the actual settlement date may not be certain at the time of purchase or sale. Interest income on term loans is not accrued until settlement date. Typically, term loans are valued by independent pricing services using broker quotes.

(l) Reverse Repurchase Agreements

In a reverse repurchase agreement, the Fund delivers to a counterparty a security that it holds with a contemporaneous agreement to repurchase the same security at an agreed-upon price and date. Reverse repurchase agreements are valued based on the amount of cash received, which represents fair value. Reverse repurchase agreements are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made are recorded as a component of interest expense on the Statement of Operations. The Fund monitors collateral market value for the reverse repurchase

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2017

agreement, including accrued interest, throughout the life of the agreement, and when necessary, delivers or receives cash or securities in order to manage credit exposure and liquidity. If the counterparty defaults or enters insolvency proceeding, realization or return of the collateral to the Fund may be delayed or limited.

(m) Risks and Other Considerations

In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to, among other things, changes in the market (market risk) or the potential inability of a counterparty to meet the terms of an agreement (counterparty risk). The Fund is also exposed to other risks such as, but not limited to, concentration, interest rate, credit and financial leverage risks.

Concentration of Risk. It is the Fund’s policy to invest a significant portion of its assets in convertible securities. Although convertible securities do derive part of their value from that of the securities into which they are convertible, they are not considered derivative financial instruments. However, certain of the Fund’s investments include features which render them more sensitive to price changes in their underlying securities. Consequently, this exposes the Fund to greater downside risk than traditional convertible securities, but still less than that of the underlying common stock.

Credit Risk. Credit risk is the risk that one or more income securities in the Fund’s portfolio will decline in price, or fail to pay interest and principal when due, because the issuer of the security experiences a decline in its financial status. The Fund’s investments in income securities involve credit risk. However, in general, lower rated, lower grade and non-investment grade securities carry a greater degree of risk that the issuer will lose its ability to make interest and principal payments, which could have a negative impact on the Fund’s net asset value or dividends.

Interest Rate Risk. Convertible and nonconvertible income-producing securities including preferred stock and debt securities (collectively, “income securities”) are subject to certain interest rate risks. If interest rates go up, the value of income securities in the Fund’s portfolio generally will decline. These risks may be greater in the current market environment because interest rates are near historically low levels. During periods of rising interest rates, the average life of certain types of income securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security’s duration (the estimated period until the security is paid in full) and reduce the value of the security. This is known as extension risk. During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk. Lower grade securities have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem a lower grade security if the issuer can refinance the security at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer.

Lower Grade Securities Risk. Investing in lower grade and non-investment grade securities involves additional risks. Securities of below investment grade quality are commonly referred to as “junk bonds” or “high yield securities.” Investment in securities of below investment grade quality involves substantial risk of loss. Securities of below investment grade quality are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal when due and therefore involve a greater risk of default or decline in market value due to adverse economic and issuer

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specific developments. Issuers of below investment grade securities are not perceived to be as strong financially as those with higher credit ratings. Issuers of lower grade securities may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities. These issuers are more vulnerable to financial setbacks and recession than more creditworthy issuers, which may impair their ability to make interest and principal payments. The issuer’s ability to service its debt obligations also may be adversely affected by specific issuer developments, the issuer’s inability to meet specific projected business forecasts or the unavailability of additional financing. Therefore, there can be no assurance that in the future there will not exist a higher default rate relative to the rates currently existing in the market for lower grade securities. The risk of loss due to default by the issuer is significantly greater for the holders of lower grade securities because such securities may be unsecured and may be subordinate to other creditors of the issuer. Securities of below investment grade quality display increased price sensitivity to changing interest rates and to a deteriorating economic environment. The market values for securities of below investment grade quality tend to be more volatile and such securities tend to be less liquid than investment grade debt securities. To the extent that a secondary market does exist for certain below investment grade securities, the market for them may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

Structured and Synthetic Convertible Securities Risk. The value of structured convertible securities can be affected by interest rate changes and credit risks of the issuer. Such securities may be structured in ways that limit their potential for capital appreciation and the entire value of the security may be at a risk of loss depending on the performance of the underlying equity security. Structured convertible securities may be less liquid than other convertible securities. The value of a synthetic convertible security will respond differently to market fluctuations than a convertible security because a synthetic convertible security is composed of two or more separate securities, each with its own market value. In addition, if the value of the underlying common stock or the level of the index involved in the convertible component falls below the exercise price of the warrant or option, the warrant or option may lose all value.

Foreign Securities and Emerging Markets Risk. Investing in non-U.S. issuers may involve unique risks, such as currency, political, economic and market risk. In addition, investing in emerging markets entails additional risk including, but not limited to: news and events unique to a country or region; smaller market size, resulting in lack of liquidity and price volatility; certain national policies which may restrict the Fund’s investment opportunities; less uniformity in accounting and reporting requirements; unreliable securities valuation; and custody risk.

Financial Leverage Risk. Certain risks are associated with the leveraging of common stock, including the risk that both the net asset value and the market value of shares of common stock may be subject to higher volatility and a decline in value.

Counterparty Risk. The Fund is subject to counterparty credit risk, which is the risk that the counterparty fails to perform on agreements with the Fund such as swap and option contracts, and reverse repurchase agreements.

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(n) Distributions to Shareholders

The Fund declares and pays monthly distributions to common shareholders. These distributions consist of investment company taxable income, which generally includes qualified dividend income, ordinary income and short-term capital gains. Any net realized long-term gains are distributed annually to common shareholders. If the Fund’s total distributions in any year exceed the amount of its investment company taxable income and net capital gain for the year, any such excess would generally be characterized as a return of capital for U.S. federal income tax purposes.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

(o) Indemnifications

Under the Fund’s organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, throughout the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Note 3 – Investment Management Agreement, Servicing Agreement and Other Agreements:

Pursuant to the Investment Management Agreement (the “Agreement”) between the Fund and Advent Capital Management, LLC (“Advent” or the “Investment Adviser”), the Investment Adviser is responsible for the daily management for the Fund’s portfolio of investments, which includes buying and selling securities for the Fund, as well as investment research. The Investment Adviser will receive an annual fee from the Fund based on the average value of the Fund’s Managed Assets. Managed Assets means the total of assets of the Fund (including any assets attributable to borrowings in the use of financial leverage, if any) less the sum of accrued liabilities (other than debt representing financial leverage, if any). In addition, subject to the approval of the Fund’s Board of Trustees, a pro rata portion of the salaries, bonuses, health insurance, retirement benefits and similar employment costs for the time spent on Fund operations (other than the provision of services required under the Agreement) of all personnel employed by the Investment Adviser who devote substantial time to Fund operations may be reimbursed by the Fund to the Investment Adviser. For the six months ended April 30, 2017, the Investment Adviser was not reimbursed by the Fund for these items. The annual fee will be determined as follows:

(a) If the average value of the Fund’s Managed Assets (calculated monthly) is greater than $250 million, the fee will be a maximum amount equal to 0.54% of the average value of the Fund’s Managed Assets.

(b) If the average value of the Fund’s Managed Assets (calculated monthly) is $250 million or less, the fee will be a maximum amount equal to 0.55% of the average value of the Fund’s Managed Assets.

Pursuant to a Servicing Agreement between the Fund and Guggenheim Funds Distributors, LLC, the Fund’s servicing agent (the “Servicing Agent”), the Servicing Agent will act as servicing agent to the

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Fund. The Servicing Agent will receive an annual fee from the Fund, which will be based on the average value of the Fund’s Managed Assets. The fee will be determined as follows:

(a) If the average value of the Fund’s Managed Assets (calculated monthly) is greater than $250 million, the fee will be a maximum amount equal to 0.21% of the average value of the Fund’s Managed Assets.

(b) If the average value of the Fund’s Managed Assets (calculated monthly) is $250 million or less, the fee will be a maximum amount equal to 0.20% of the average value of the Fund’s Managed Assets.

The Bank of New York Mellon (“BNY”) acts as the Fund’s custodian and accounting agent. As custodian, BNY is responsible for the custody of the Fund’s assets. As accounting agent, BNY is responsible for maintaining the books and records of the Fund’s securities and cash.

MUFG Investor Services (US), LLC (“MUIS”) provides fund administration services to the Fund. For providing the aforementioned services, MUIS and BNY are entitled to receive a monthly fee equal to an annual percentage of the Fund’s average daily managed assets.

Certain officers and trustees of the Fund are also officers and directors of the Investment Adviser or Servicing Agent. The Fund does not compensate its officers or trustees who are officers of the aforementioned firms.

Note 4 – Federal Income Taxes:

The Fund intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Fund avoids a 4% federal excise tax that is assessed on the amount of the under distribution.

As of April 30, 2017, the cost and related gross unrealized appreciation and depreciation on investments for tax purposes, excluding written options, swap agreements, forward foreign currency exchange contracts and foreign currency translations are as follows:

Net Tax
Cost of			Net Tax	Unrealized
Investments	Gross Tax	Gross Tax	Unrealized	Depreciation on
for Tax	Unrealized	Unrealized	Appreciation on	Derivatives and
Purposes	Appreciation	Depreciation	Investments	Foreign Currency
$ 638,143,844	$ 43,650,804	$ (13,762,823)	$ 29,887,981	$ (328,343)

The differences between book basis and tax basis unrealized appreciation/(depreciation) are primarily attributable to the tax deferral of losses on wash sales and additional income adjustments for tax purposes on certain convertible securities.

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As of October 31, 2016 (the most recent fiscal year end for federal income tax purposes), the components of accumulated earnings/(losses) (excluding paid-in capital) on a tax basis were as follows:

Undistributed	Undistributed
Ordinary	Long-Term
Income/	Gains/
(Accumulated	(Accumulated
Ordinary Loss)	Capital Loss)
$ —	$ (144,184,462)

The differences between book basis and tax basis undistributed long-term gains/(accumulated capital losses) are attributable to the tax deferral of losses on wash sales and straddles.

As of October 31, 2016 (the most recent fiscal year end for federal income tax purposes), the Fund had a capital loss carryforward available as shown in the table below, to offset possible future capital gains through the years indicated. Per the Regulated Investment Company Modernization Act of 2010, capital loss carryforwards generated in taxable years beginning after December 22, 2010 must be fully used before capital loss carryforwards generated in taxable years prior to December 22, 2010; therefore, under certain circumstances, capital loss carryforwards available as of the report date, if any, may expire unused.

Total
Expires	Expires	Unlimited	Unlimited	Capital Loss
in 2017	in 2019	Short-Term	Long-Term	Carryforward
$ 92,452,933	$ 1,291,643	$ 28,253,843	$ 22,186,043	$ 143,184,462

For the year ended October 31, 2016 (the most recent fiscal year end for federal income tax purposes), the tax character of distributions paid, as reflected in the Statement of Changes in Net Assets, of $17,294,253 was ordinary income and $9,276,409 was return of capital, respectively.

For all open tax years and all major jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Uncertain tax positions are tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns that would not meet a more-likely-than not threshold of being sustained by the applicable tax authority and would be recorded as a tax expense in the current year. Open tax years are those that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Trust is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 5 – Investments in Securities:

For the six months ended April 30, 2017, the cost of purchases and proceeds from sales of investments, excluding written options and short-term securities, were $306,146,700 and $318,203,288, respectively.

Note 6 – Derivatives:

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2017

instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

The Fund may utilize derivatives for the following purposes:

Hedge – an investment made in order to seek to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.

Higher Investment Returns – the use of an instrument to seek to obtain increased investment returns.

Income – the use of any instrument that distributes cash flows typically based upon some rate of interest.

Speculation – the use of an instrument to express macro-economic and other investment views.

(a) Covered Call and Put Options

An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price (in the case of a call) or to pay the exercise price upon delivery of the underlying security (in the case of a put).

The Fund will follow a strategy of writing covered call options, which is a strategy designed to produce income from option premiums and offset a portion of a market decline in the underlying security. This strategy will be the Fund’s principal investment strategy in seeking to pursue its primary investment objective. The Fund will only “sell” or “write” options on securities held in the Fund’s portfolio. It may not sell “naked” call options, i.e., options on securities that are not held by the Fund or on more shares of a security than are held in the Fund’s portfolio. The Fund will consider a call option written with respect to a security underlying a convertible security to be covered so long as (i) the convertible security, pursuant to its terms, grants to the holders of such security the right to convert the convertible security into the underlying security and (ii) the convertible security, upon conversion, will convert into enough shares of the underlying security to cover the call option written by the Fund.

There are several risks associated with transactions in options on securities. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call but has retained the risk of loss should the price of the underlying security decline. A writer of a put option is exposed to the risk of loss if fair value of the underlying securities declines, but profits only to the extent of the premium received if the underlying security increases in value. The writer of an option has no control over the time when it may be required to

AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND SEMIANNUAL REPORT l 49

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2017

fill its obligation as writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

Transactions in written options for the six months ended April 30, 2017, were as follows:

	Number of	Premiums
	Contracts	Received
Options outstanding, beginning of period	–	$ –
Options written during the period	5,558	925,491
Options expired during the period	(2,801)	(312,018)
Options closed during the period	(2,642)	(509,330)
Options assigned during the period	–	–
Options outstanding, end of period	115	$ 104,143

The Fund’s exchange traded options are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across the transactions).

(b) Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts would be included in net realized gain or loss on foreign currency transactions.

Risk may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Fund has in that particular currency contract.

At April 30, 2017, the following forward foreign currency exchange contracts were outstanding:

						Net Unrealized
			Settlement	Settlement		Appreciation/
Contracts to Buy		Counterparty	Date	Value	Value at 4/30/17	(Depreciation)
CAD	16,000
for USD	12,017	The Bank of New York Mellon	6/14/2017	$ 12,017	$ 11,710	$ (307)
EUR	71,000
for USD	76,870	The Bank of New York Mellon	6/14/2017	76,870	77,497	627
EUR	72,000
for USD	77,098	The Bank of New York Mellon	6/14/2017	77,098	78,588	1,490
EUR	18,000
for USD	19,670	The Bank of New York Mellon	6/14/2017	19,670	19,647	(23)
EUR	1,127,000
for USD	1,205,439	The Bank of New York Mellon	6/14/2017	1,205,439	1,230,126	24,687
						$ 26,474

50 l AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND SEMIANNUAL REPORT

						Net Unrealized
			Settlement	Settlement	Value at	Appreciation/
Contracts to Sell		Counterparty	Date	Value	4/30/17	(Depreciation)
CAD	923,569
for USD	684,582	The Bank of New York Mellon	6/14/2017	$ 684,582	$ 675,932	$ 8,650
EUR	2,912,000
for USD	3,101,950	The Bank of New York Mellon	6/14/2017	3,101,950	3,178,464	(76,514)
EUR	74,000
for USD	79,078	The Bank of New York Mellon	6/14/2017	79,078	80,771	(1,693)
EUR	575,000
for USD	625,773	The Bank of New York Mellon	6/14/2017	625,773	627,616	(1,843)
GBP	738,118
for USD	898,806	The Bank of New York Mellon	6/14/2017	898,806	956,214	(57,408)
GBP	1,051,000
for USD	1,279,803	The Bank of New York Mellon	6/14/2017	1,279,803	1,361,545	(81,742)
						$ (210,550)
Total unrealized depreciation for forward foreign currency exchange contracts						$ (184,076)

(c) Swap Agreements

Swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party (the “Counterparty”) based on the change in market value or level of a specified rate, index or asset. In return, the Counterparty agrees to make periodic payments to the first party based on the return of a different specified rate, index or asset. Swap agreements will usually be done on a net basis, the Fund receiving or paying only the net amount of the two payments. Certain standardized swaps are subject to mandatory central clearing. Central clearing generally reduces counterparty credit risk and increases liquidity, but central clearing does not make swap transactions risk-free. Additionally, there is no guarantee that a Fund or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

The Fund may enter into swap agreements to manage its exposure to interest rates and/or credit risk, to generate income or to manage duration. During the period that the swap agreement is open, the Fund may be subject to risk from the potential inability of the counterparty to meet the terms of the agreement. The swaps involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

Credit default swap transactions involve the Fund’s agreement to exchange the credit risk of an issuer. A buyer of a credit default swap is said to buy protection by paying periodic fees in return for a contingent payment from the seller if the issuer has a credit event such as bankruptcy, a failure to pay outstanding obligations or deteriorating credit while the swap is outstanding. A seller of a credit default swap is said to sell protection and thus collects the periodic fees and profits if the credit of the issuer remains stable or improves while the swap is outstanding but the seller in a credit default swap contract would be required to pay an agreed upon amount, which approximates the notional amount of the swap, to the buyer in the event of an adverse credit event of the issuer.

There were no credit default swap agreements outstanding as of April 30, 2017.

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2017

(d) Summary of Derivatives Information

The Fund is required by GAAP to disclose: a) how and why a fund uses derivative instruments, b) how derivative instruments and related hedge fund items are accounted for, and c) how derivative instruments and related hedge items affect a fund’s financial position, results of operations and cash flows.

The following table presents the types of derivatives in the Fund by location as presented on the Statement of Assets and Liabilities as of April 30, 2017.

Statement of Assets and Liabilities
Presentation of Fair Values of Derivative Instruments ($000s):

	Asset Derivatives		Liability Derivatives
	Statement of Assets		Statement of Assets and
Primary Risk Exposure	and Liabilities Location	Fair Value	Liabilities Location	Fair Value
Equity risk			Options written, at value	$248
Foreign Exchange risk	Unrealized appreciation on		Unrealized depreciation on
	forward foreign currency		forward foreign currency
	exchange contracts	$35	exchange contracts	219
Total		$35		$467

The following table presents the effect of derivatives instruments on the Statement of Operations for the six months ended April 30, 2017.

Effect of Derivative Instruments on the Statement of Operations: ($000s)

Amount of Realized Gain/(Loss) on Derivatives

		Foreign
	Written	Currency	Swap
Primary Risk Exposure	Options	Transactions	Agreements	Total
Equity risk	$ 483	$ –	$ –	$ 483
Foreign Exchange risk	–	515	–	515
Credit risk	–	–	(355)	(355)
Total	$ 483	$ 515	$ (355)	$ 643
Change in Unrealized Appreciation/(Depreciation) on Derivatives ($000s)

		Foreign
	Written	Currency	Swap
Primary Risk Exposure	Options	Translations	Agreements	Total
Equity risk	$ (144)	$ –	$ –	$ (144)
Foreign Exchange risk	–	(544)	–	(544)
Credit risk	–	–	444	444
Total	$ (144)	$ (544)	$ 444	$ (244)

Derivative Volume
Option Contracts:
Quarterly Average number of Outstanding Contracts Written				183
Quarterly Average number of Outstanding Contracts Purchased				114

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2017

Forward Foreign Currency Exchange Contracts:
Quarterly Average Outstanding Settlement Value Purchased	$ 708,784
Quarterly Average Outstanding Settlement Value Sold	6,860,479

The Fund’s derivatives contract held at April 30, 2017 are not accounted for as hedging instruments under GAAP.

Note 7 – Offsetting:

In the normal course of business, the Fund enters into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Fund to counteract the exposure to a specific counterparty with collateral received or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

Master Repurchase Agreements govern repurchase and reverse repurchase agreements between the Fund and the counterparties. Master Repurchase Agreements maintain provisions for, among other things, initiation, income payments, events of default and maintenance of collateral.

In order to better define their contractual rights and to secure rights that will help the Fund mitigate their counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as restricted cash and deposits due to counterparties, respectively. Generally, the amount of collateral due from or to a counter party must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND SEMIANNUAL REPORT l 53

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2017

The following table presents derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements and offset in the Statement of Assets and Liabilities in conformity with GAAP.

			Gross	Net Amounts
			Amounts	of Liabilities
		Gross	Offset in the	Presented in
		Amounts of	Statement	the Statement	Derivatives
	Investment	Recognized	of Assets &	of Assets &	Available	Financial	Collateral	Net
Counterparty	Type	Assets	Liabilities	Liabilities	for Offset	Instruments	Received	Amount
Bank of New York	Forward	$35,454	$ –	$35,454	$(35,454)	$ –	$ –	$ –
Mellon	Foreign
Currency
Exchange
Contracts

			Gross	Net Amounts
			Amounts	of Liabilities
		Gross	Offset in the	Presented in
		Amounts of	Statement	the Statement	Derivatives
	Investment	Recognized	of Assets &	of Assets &	Available	Financial	Collateral	Net
Counterparty	Type	Liabilities	Liabilities	Liabilities	for Offset	Instruments	Pledged	Amount
Societe Generale	Reverse	$92,000,000	$ –	$92,000,000	$ –	$(92,000,000)	$ –	$ –
Repurchase
Agreement
Bank of New York	Forward	219,530	–	219,530	(35,454)	–	–	184,076
Mellon	Foreign
Currency
Exchange
Contracts

The table above does not include the additional collateral pledged to the counterparty for the reverse repurchase agreement. Total additional collateral pledged for the reverse repurchase agreement was $57,797,964.

Note 8 – Capital:

Common Shares

The Fund has an unlimited amount of common shares, $0.001 par value, authorized and 23,580,877 issued and outstanding. In connection with the Fund’s dividend reinvestment plan, the Fund did not issue shares during the six months ended April 30, 2017, or the year ended October 31, 2016. As of April 30, 2017, Advent Capital Management LLC, the Fund’s Investment Adviser, owned 13,281 shares of the Fund.

Preferred Shares

On June 19, 2003, the Fund’s Board of Trustees authorized the issuance of Auction Market Preferred Shares (“AMPS” or “Preferred Shares”), as part of the Fund’s leverage strategy. AMPS issued by the Fund had seniority over the common shares.

On July 24, 2003, the Fund issued 2,150 shares of Series M7, 2,150 shares of Series T28, 2,150 shares of Series W7 and 2,150 shares of Series TH28, each with a liquidation value of $25,000 per share plus accrued dividends. In addition, on March 16, 2004, the Fund issued 1,200 shares of Series F7 and 1,200 shares of Series W28 each with a liquidation value of $25,000 per share plus accrued dividends.

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2017

The Fund redeemed preferred shares during the year ended October 31, 2009. The number of shares and dollar amount redeemed were as follows:

	Number of
	Shares	Amount
Series	Redeemed	Redeemed
M7	102	$2,550,000
T28	102	$2,550,000
W7	102	$2,550,000
W28	56	$1,440,000
TH28	102	$2,550,000
F7	56	$1,440,000

On November 9, 2012, the Fund commenced a tender for up to 100% of its outstanding AMPS. The Fund offered to purchase the AMPS at 99% of the liquidation preference of $25,000 (or $24,750 per share), plus any unpaid dividends accrued through the expiration of the offer.

On December 13, 2012, the Fund announced the expiration and results of the tender offer. The Fund accepted for payment 10,417 AMPS that were properly tendered and not withdrawn, which represented approximately 99.4% of its then outstanding AMPS. Details of the number of AMPS tendered and not withdrawn per series are provided in the table below:

			Number of AMPS
		Number of	Outstanding
		AMPS	After
Series	CUSIP	Tendered	Tender Offer
M7	00764C208	2,023	25
T28	00764C307	2,046	2
W7	00764C406	2,018	30
W28	00764C703	1,143	1
TH28	00764C505	2,046	2
F7	00764C604	1,141	3

On May 10, 2013, the Fund announced an at-par redemption of all of its remaining outstanding AMPS, liquidation preference $25,000 per share. The Fund redeemed its remaining $1,575,000 of outstanding AMPS. The redemption price was equal to the liquidation preference of $25,000 per share, plus accumulated but unpaid dividends as of the applicable redemption date as noted in the table below:

		Number of
		AMPS	Amount	Redemption
Series	CUSIP	Redeemed	Redeemed	Date
M7	00764C208	25	$625,000	June 18, 2013
T28	00764C307	2	50,000	June 26, 2013
W7	00764C406	30	750,000	June 13, 2013
W28	00764C703	1	25,000	June 13, 2013
TH28	00764C505	2	50,000	June 14, 2013
F7	00764C604	3	75,000	June 17, 2013

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2017

Note 9 – Borrowings:

On November 9, 2012, the Fund entered into a five year margin loan agreement with an approved counterparty whereby the counterparty has agreed to provide secured financing to the Fund and the Fund will provide pledged collateral to the lender. The interest rate on the amount borrowed is 1.74%. An unused commitment fee of 0.25% is charged on the difference between the $170,000,000 margin loan agreement and the amount borrowed. If applicable, the unused commitment fee is included in Interest Expense on the Statement of Operations. On December 20, 2012, the Fund borrowed $170,000,000 under the margin loan agreement. As of October 31, 2016, there was $170,000,000 outstanding in connection with the Fund’s margin loan agreement. The average daily amount of borrowings on the margin loan during the year ended October 31, 2016 was $170,000,000 with a related average interest rate of 1.74%.

On December 20, 2012, the Fund entered into a three year fixed rate reverse repurchase agreement. Under a reverse repurchase agreement, the Fund temporarily transfers possession of a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash. At the same time, the Fund agrees to repurchase the instrument at an agreed upon time and price, which reflects an interest payment. Such agreements have the economic effect of borrowings. The Fund may enter into such agreements when it is able to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income. When the Fund enters into a reverse repurchase agreement, any fluctuations in the market value of the instruments transferred to another party or the instruments in which the proceeds may be invested would affect the market value of the Fund’s assets. As a result, such transactions may increase fluctuations in the market value of the Fund’s assets. On December 20, 2012, the Fund entered into a $92,000,000 reverse repurchase agreement with Bank of America Merrill Lynch which expired on December 20, 2015. The interest rate on the reverse repurchase agreement was 1.63%. On December 9, 2015, the Fund terminated its $92,000,000 reverse repurchase agreement with Bank of America Merrill Lynch. Concurrent with this termination on December 9th, the Fund entered into a $92,000,000 reverse repurchase agreement with Société Générale with an initial scheduled expiration date of December 9, 2017. The interest rate on the reverse repurchase agreement is 2.34%. The average daily amount of the reverse repurchase agreement during the year ended October 31, 2016, was $92,000,000 with a related average interest rate of 2.34%.

The average borrowings for the six months ended April 30, 2017 was $262,000,000 at an average interest rate of 1.951%.

The following is a summary of the remaining contractual maturities of the reverse repurchase agreements outstanding as of April 30, 2017, aggregated by asset class of the related collateral pledged by the Fund:

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2017

	Overnight and	Up to	31 – 90	Greater than
	Continuous	30 days	days	90 days	Total

Convertible Bonds	$ —	$ —	$ —	$ 47,897,112	$ 47,897,112
Corporate Bonds	—	—	—	25,560,855	25,560,855
Convertible Preferred
Stocks	—	—	—	18,542,033	18,542,033
Total Borrowings	$ —	$ —	$ —	$ 92,000,000	$ 92,000,000
Gross amount of
recognized liabilities
for reverse repurchase
agreements	$ —	$ —	$ —	$ 92,000,000	$ 92,000,000

As of April 30, 2017, the total amount of securities segregated in connection with borrowings and reverse repurchase agreements was $406,099,138.

The Fund’s use of leverage creates special risks that may adversely affect the total return of the Fund. The risks include but are not limited to: greater volatility of the Fund’s net asset value and market price; fluctuations in the interest rates on the leverage; and the possibility that increased costs associated with the leverage, which would be borne entirely by the holder’s of the Fund, may reduce the Fund’s total return. The Fund will pay interest expense on the leverage, thus reducing the Fund’s total return. This expense may be greater than the Fund’s return on the underlying investment. The agreements governing the margin loan and reverse repurchase agreement include usual and customary covenants. These covenants impose on the Fund asset coverage requirements, collateral requirements, investment strategy requirements, and certain financial obligations. These covenants place limits or restrictions on the Fund’s ability to (i) enter into additional indebtedness with a party other than the lender, (ii) change its fundamental investment policy, or (iii) pledge to any other party, other than to the lender, securities owned or held by the Fund over which the lender has a lien. In addition, the Fund is required to deliver financial information to the lender within established deadlines, maintain an asset coverage ratio (as defined in Section 18(g) of the 1940 Act) greater than 300%, comply with the rules of the stock exchange on which its shares are listed, and maintain its classification as a “closed-end fund company” as defined in the 1940 Act. If the counterparty defaults or enters insolvency proceeding, realization or return of the collateral to the Fund may be delayed or limited.

Note 10 – Loan Commitments

Pursuant to the terms of certain Term Loan agreements, the Fund held unfunded loan commitments as of April 30, 2017. The Fund is obligated to fund these loan commitments at the borrower’s discretion. The Fund reserves against such contingent obligations by designating cash, liquid securities, and liquid term loans as a reserve.

As of April 30, 2017, the Fund had the following unfunded loan commitments which could be extended at the option of the borrower:

Borrower	Maturity Date	Face Amount	Value
Regal Cinemas Corp.	04/01/22	2,474,798	2,504,765

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2017

Note 11 – Subsequent Event:

On May 1, 2017 the Fund announced that the Board of Trustees of the Fund approved a cash tender offer (the “Tender Offer”) for up to 15% of the Fund’s respective outstanding common shares of beneficial interest (the “Shares”) at a price per Share equal to 98% of each Fund’s respective net asset value (“NAV”) per Share as of the business day immediately following the expiration date of the Tender Offer. The Fund will repurchase Shares tendered and accepted in the Tender Offer in exchange for cash. The Fund has entered into an agreement (the “Agreement”) with Saba Capital Management, LP (“Saba”) pursuant to which Saba has agreed to (1) tender all Shares of the Fund owned by it in the Tender Offer, (2) be bound by certain “standstill” covenants through the Fund’s 2019 annual meeting of shareholders and (3) vote its Shares on all proposals submitted to shareholders in accordance with the recommendation of management through April 25, 2019. Pursuant to the Agreement, the Fund has agreed not to complete the Tender Offer prior to August 1, 2017.

The Tender Offer has not yet commenced. The above statements are not intended to constitute an offer to participate in the Tender Offer. Information about the Tender Offer, including its commencement, will be announced via future press releases. Shareholders will be notified in accordance with the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, either by publication or mailing or both. The Tender Offer will be made only by an Offer to Purchase, a related Letter of Transmittal and other documents, to be filed with the Securities and Exchange Commission (“SEC”). Shareholders of the Fund should read the Offer to Purchase and tender offer statement and related exhibits when those documents are filed and become available, as they will contain important information about the Tender Offer. These and other filed documents will be available to investors for free both at the website of the SEC and from the Funds.

On May 1, 2017, the Fund declared a monthly distribution to common shareholders of $0.1116 per common share. The distribution is payable on May 31, 2017 to shareholders of record on May 15, 2017.

On June 1, 2017, the Fund declared a monthly distribution to common shareholders of $0.1124 per common share. The distribution is payable on June 30, 2017 to shareholders of record on June 15, 2017.

Pursuant to the Agreement between the Fund and Saba, the Fund has agreed to declare and pay monthly distributions for 24 months following the date of the Agreement, representing an annualized distribution rate of not less than 8% of the Fund’s net asset value per Share, based on average month-end net asset value per Share over the prior 12 months, effective beginning with the May distribution as described above.

The Fund has performed an evaluation of subsequent events through the date of issuance of this report and has determined that there are no material events that would require disclosure other than the events disclosed above.

58 l AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND SEMIANNUAL REPORT

SUPPLEMENTAL INFORMATION (Unaudited)	April 30, 2017

Federal Income Tax Information

In January 2018, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in the calendar year 2017.

Sector Classification

Information in the “Portfolio of Investments” is categorized by sectors using sector-level classifications used by Bloomberg Industry Classification System, a widely recognized industry classification system provider. In the Fund’s registration statement, the Fund has investment policies relating to concentration in specific industries. For purposes of these investment policies, the Funds usually classifies industries based on industry-level classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

59 l AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND SEMIANNUAL REPORT

SUPPLEMENTAL INFORMATION (Unaudited) continued	April 30, 2017

Trustees

The Trustees of the Advent Claymore Convertible Securities and Income Fund and their principal business occupations during the past five years:

	Position(s)	Term of Office		Number of
	Held	and Length		Portfolios in
Name, Address	with	of Time	Principal Occupation(s)	Fund Complex	Other Directorships
and Year of Birth	Trust	Served*	During Past Five Years	Overseen**	Held by Trustees

Independent Trustees:

Randall C.	Trustee	Since 2005	Current: Private Investor (2001-present).	98	Current: Trustee, Purpose Investments
Barnes++					Funds (2014-present).
(1951)			Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997);
President, Pizza Hut International (1991-1993); Senior Vice President,
Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).
Daniel L. Black+	Trustee	Since 2005	Current: Managing Partner, the Wicks Group of Cos., LLC (2003-present).	3	Current: Little Sprouts, LLC (2015-
(1960)					Present); Harlem Lacrosse & Leadership
			Former: Managing Director and Co-head of the Merchant Banking Group		Inc. (2014-present); Bendon, Inc.
			at BNY Capital Markets, a division of BNY Mellon (1998-2003); and Co-Head		(2012-2015); Antenna International, Inc.
			of U.S. Corporate Banking at BNY Mellon (1995-1998).		(2010-present); Bonded Services, Ltd.
(2011-present).

Former: Penn Foster Education Group,
Inc. (2007-2009).

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SUPPLEMENTAL INFORMATION (Unaudited) continued	April 30, 2017

	Position(s)	Term of Office		Number of
	Held	and Length		Portfolios in
Name, Address	with	of Time	Principal Occupation(s)	Fund Complex	Other Directorships
and Year of Birth	Trust	Served*	During Past Five Years	Overseen**	Held by Trustees

Independent Trustees continued:

Derek Medina+	Trustee	Since 2003	Current: Senior Vice President, Business Affairs at ABC News (2008-present).	3	Current: Young Scholar’s Institute
(1966)					(2005-present); Oliver Scholars
			Former: Vice President, Business Affairs and News Planning at ABC News		(2011-present).
(2003-2008); Executive Director, Office of the President at ABC News
(2000-2003); Associate at Cleary Gottlieb Steen & Hamilton (law firm)
(1995-1998); Associate in Corporate Finance at J.P. Morgan/Morgan
Guaranty (1988-1990).
Ronald A.	Trustee and	Since 2004	Current: Partner, Momkus McCluskey Roberts, LLC (2016-present).	100	Current: Edward-Elmhurst Healthcare
Nyberg++	Chairman of the				System (2012-present).
(1953)	Nominating and		Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice President,
	Governance		General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).
Committee
Gerald L. Seizert,	Trustee	Since 2003	Current: Managing Partner of Seizert Capital Partners, LLC, where he directs the equity disciplines of the firm.	3	Current: Beaumont Hospital
CFA, CIC+					(2012-present); University of Toledo
(1952)			Former: Co-Chief Executive (1998-1999) and a Managing Partner and		Foundation (2013-present).
Chief Investment Officer – Equities of Munder Capital Management, LLC
(1995-1999); Vice President and Portfolio Manager of Loomis, Sayles & Co., L.P. (asset manager) (1984-1995); Vice President and Portfolio Manager at First of America Bank (1978-1984).

61 l AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND SEMIANNUAL REPORT

SUPPLEMENTAL INFORMATION (Unaudited) continued	April 30, 2017

	Position(s)	Term of Office		Number of
	Held	and Length		Portfolios in
Name, Address	with	of Time	Principal Occupation(s)	Fund Complex	Other Directorships
and Year of Birth	Trust	Served*	During Past Five Years	Overseen**	Held by Trustees

Independent Trustees continued:

Michael A. Smart+	Trustee	Since 2003	Current: Managing Partner, Herndon Equity Partners (2014 – present),	3	Current: President & Chairman, Board
(1960)			Managing Partner, Cordova, Smart & Williams, LLC (2003 – present).		of Directors, Berkshire Blanket,
Holdings, Inc. (2006-present); President
			Former: Managing Director in Investment Banking – the Private Equity		and Chairman, Board of Directors,
			Group (1995-2001) and a Vice President in Investment Banking – Corporate		Sqwincher Holdings (2006-present);
			Finance (1992-1995) at Merrill Lynch & Co; Founding Partner of The Carpediem Group, a private placement firm (1991-1992); Associate at Dillon, Read and Co. (investment bank) (1988-1990).		Board of Directors, Sprint Industrial Holdings (2007-present); Vice Chairman,
Board of Directors, National Association
of Investment Companies (“NAIC”)
(2010-present). Trustee, The Mead
School (2014 – present).

62 l AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND SEMIANNUAL REPORT

SUPPLEMENTAL INFORMATION (Unaudited) continued	April 30, 2017

	Position(s)	Term of Office		Number of
	Held	and Length		Portfolios in
Name, Address	with	of Time	Principal Occupation(s)	Fund Complex	Other Directorships
and Year of Birth	Trust	Served*	During Past Five Years	Overseen**	Held by Trustees

Interested Trustee:

Tracy V. Maitland+ø	Trustee,	Since 2003	Current: President of Advent Capital Management, LLC,	3	None.
(1960)	Chairman,		which he founded in June 2001 (2001-present).
President and
	Chief		Former: Prior to June 2001, President, Advent Capital Management,
	Executive		a division of Utendahl Capital.
Officer

+	Address of all Trustees noted: 1271 Avenue of the Americas, 45th Floor, New York, NY 10020.
++	Address of all Trustees noted: 227 West Monroe Street, Chicago, IL 60606.
*	After a Trustee’s initial term, each Trustee is expected to serve a three-year term concurrent with the class of Trustees for which he serves:
	-	Mr. Michael A. Smart and Mr. Daniel L. Black are the Class II Trustees. The term of the Class II Trustees will continue until the 2017 annual meeting of
	-	or until successors shall have been elected and qualified.
	-	Mr. Tracy V. Maitland and Mr. Ronald A. Nyberg are the Class III Trustees. The term of the Class III Trustees will continue until the 2018 annual meeting of or until successors shall have been elected and qualified.
	-	Mr. Gerald L. Seizert, Mr. Derek Medina and Mr. Randall C. Barnes are the Class I Trustees. The term of the Class I Trustees will continue until the 2019 meeting of shareholders or until successors shall have been elected and qualified.
**	As of period end. The Guggenheim Investments Fund Complex consists of U.S. registered investment companies advised or serviced by Guggenheim Funds Investment Advisors, LLC and/or Guggenheim Funds Distributors, LLC and/or affiliates of such entities. The Guggenheim Investments Fund Complex is overseen multiple Boards of Trustees.
ø	Mr. Maitland is an “interested person” (as defined in section 2(a)(19) of the 1940 Act) of the Fund because of his position as an officer of Advent Capital Management, LLC, the Fund’s Investment Adviser.

63 l AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND SEMIANNUAL REPORT

SUPPLEMENTAL INFORMATION (Unaudited) continued	April 30, 2017

Officers

The Officers of the Advent Claymore Convertible Securities and Income Fund, who are not Trustees, and their principal occupations during the past five years:

Position(s)
	held	Term of

Name,	with	Office and
Address*	the	Length of
and Year of Birth	Trust	Time Served**	Principal Occupations During Past Five Years

Officers:

Edward C. Delk	Secretary and	Since	Current: General Counsel and Chief Compliance Officer, Advent Capital Management, LLC (2012-present).
(1968)	Chief	2012
	Compliance		Former: Assistant General Counsel and Chief Compliance Officer, Insight Venture Management, LLC (2009-2012); Associate General Counsel,
	Officer		TIAA-CREF (2008-2009); Principal, Legal Department, The Vanguard Group, Inc. (2000-2008).
Tony Huang	Vice President	Since	Current: Vice President, Advent Capital Management, LLC (2007-present).
(1976)	and Assistant	2014
	Secretary		Former: Senior Vice President, Portfolio Manager and Analyst, Essex Investment Management (2001-2006); Vice President, Analyst, Abacus
Investments (2001); Vice President, Portfolio Manager, M/C Venture Partners (2000-2001); Associate, Fidelity Investments (1996-2000).
Robert White	Treasurer and	Since	Current: Chief Financial Officer, Advent Capital Management, LLC (2005-present).
(1965)	Chief Financial	2005
	Officer		Former: Vice President, Client Service Manager, Goldman Sachs Prime Brokerage (1997-2005).

*	Address for all Officers: 1271 Avenue of the Americas, 45th Floor, New York, NY 10020.
**	Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.

64 l AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND SEMIANNUAL REPORT

DIVIDEND REINVESTMENT PLAN (Unaudited)	April 30, 2017

Unless the registered owner of common shares elects to receive cash by contacting the Plan Administrator, all dividends declared on common shares of the Fund will be automatically reinvested by Computershare Trust Company, N.A. (the “Plan Administrator”), Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, nonparticipants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND SEMIANNUAL REPORT l 65

DIVIDEND REINVESTMENT PLAN (Unaudited) continued	April 30, 2017

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare Trust Company, N.A., P.O. Box 30170 College Station, TX 77842-3170; Attention: Shareholder Services Department, Phone Number: (866) 488-3559 or online at www.computershare.com/investor.

66 l AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND SEMIANNUAL REPORT

FUND INFORMATION	April 30, 2017

Board of Trustees	Investment Adviser

Randall C. Barnes	Advent Capital Management, LLC
New York, NY
Daniel L. Black

Tracy V. Maitland,*	Servicing Agent
Chairman	Guggenheim Funds Distributors, LLC
Chicago, IL
Derek Medina

Ronald A. Nyberg	Accounting Agent and Custodian
The Bank of New York Mellon
Gerald L. Seizert	New York, NY

Michael A. Smart
Administrator
* Trustee is an “interested person” of the Fund
as defined in the Investment Company Act of	MUFG Investor Services (US), LLC
1940, as amended.	Rockville, MD

Officers	Transfer Agent

Tracy V. Maitland	Computershare Trust Company, N.A.
President and Chief Executive Officer	Jersey City, NJ

Robert White	Legal Counsel
Treasurer and Chief Financial Officer	Skadden, Arps, Slate, Meagher
& Flom LLP
Edward C. Delk	New York, NY
Secretary and Chief Compliance Officer
Independent Registered Public
Tony Huang	Accounting Firm
Vice President and Assistant Secretary	PricewaterhouseCoopers LLP
New York, NY

AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND SEMIANNUAL REPORT l 67

FUND INFORMATION continued	April 30, 2017

Portfolio Managers of the Fund

The portfolio managers of the Fund are Tracy Maitland (Chief Investment Officer of Advent) and Paul Latronica (Managing Director of Advent). They are primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Maitland and Mr. Latronica are supported by teams of investment professionals who make investment decisions for the Fund’s core portfolio of convertible bonds, the Fund’s high yield securities investments and the Fund’s leverage allocation, respectively.

Privacy Principles of the Fund

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about its shareholders to employees of the Fund’s Investment Adviser and its affiliates with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

Questions concerning your shares of Advent Claymore Convertible Securities and Income Fund?

•	If your shares are held in a Brokerage Account, contact your Broker.
•	If you have physical possession of your shares in certificate form, contact the Fund’s Transfer Agent: Computershare Trust Company, N.A., P.O. Box 30170, College Station, TX 77842-3170; (866) 488-3559 or online at www.computershare.com/investor.

This report is sent to shareholders of Advent Claymore Convertible Securities and Income Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (866) 274-2227. Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Fund at (866) 274-2227, by visiting the Fund’s website at guggenheiminvestments.com/avk or by accessing the Fund’s Form N-PX on the U.S. Securities & Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at www.sec.gov or by visiting the Fund’s website at guggenheiminvestments.com/avk. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330, or at www.sec.gov.

Notice to Shareholders

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended that the Fund from time to time may purchase shares of its common stock in the open market or in private transactions.

68 l AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND SEMIANNUAL REPORT

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ABOUT THE FUND MANAGER

Advent Capital Management, LLC

Advent Capital Management, LLC (“Advent”) is a registered investment adviser, based in New York, which specializes in convertible and high-yield securities for institutional and individual investors. The firm was established by Tracy V. Maitland, a former Director in the Convertible Securities sales and trading division of Merrill Lynch. Advent’s investment discipline emphasizes capital structure research, encompassing equity fundamentals as well as credit research, with a focus on cash flow and asset values while seeking to maximize total return.

Investment Philosophy

Advent believes that superior returns can be achieved while reducing risk by investing in a diversified portfolio of global equity, convertible and high-yield securities. Advent seeks securities with attractive risk/reward characteristics. Advent employs a bottom-up security selection process across all of the strategies it manages. Securities are chosen from those that Advent believes have stable-to-improving fundamentals and attractive valuations.

Investment Process

Advent manages securities by using a strict four-step process:

1	Screen the convertible and high-yield markets for securities with attractive risk/reward characteristics and favorable cash flows;
2	Analyze the quality of issues to help manage downside risk;
3	Analyze fundamentals to identify catalysts for favorable performance; and
4	Continually monitor the portfolio for improving or deteriorating trends in the financials of each investment.

Advent Capital Management, LLC	Guggenheim Funds Distributors, LLC
1271 Avenue of the Americas, 45th Floor	227 West Monroe Street
New York, NY 10020	Chicago, IL 60606
Member FINRA/SIPC
(06/17)

NOT FDIC-INSURED l NOT BANK-GUARANTEED l MAY LOSE VALUE

CEF-AVK-SAR-0417

Item 2. Code of Ethics.

Not applicable for a semi-annual reporting period.

Item 3. Audit Committee Financial Expert.

Not applicable for a semi-annual reporting period.

Item 4. Principal Accountant Fees and Services.

Not applicable for a semi-annual reporting period.

Item 5. Audit Committee of Listed Registrants.

Not applicable for a semi-annual reporting period.

Item 6. Schedule of Investments.

The Schedule of Investments is included as part of Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for a semi-annual reporting period.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not applicable for a semi-annual reporting period.
(b)	There has been no change, as of the date of this filing, in the Portfolio Managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recent annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded based on such evaluation, as required by Rule 30a-3(b) under the Investment Company Act, that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) Certification of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) of the Investment Company Act.

(a)(3) Not applicable.

(b)        Certification of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) of the Investment Company Act and Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Advent Claymore Convertible Securities and Income Fund

By:      /s/ Tracy V. Maitland

Name: Tracy V. Maitland

Title:   President and Chief Executive Officer

Date:    July 7, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:      /s/ Tracy V. Maitland

Name: Tracy V. Maitland

Title:   President and Chief Executive Officer

Date:    July 7, 2017

By:       /s/ Robert White

Name: Robert White

Title:    Treasurer and Chief Financial Officer

Date:    July 7, 2017